MERRILL LYNCH
ASSET BUILDER
PROGRAM, INC.







FUND LOGO







Annual Report

January 31, 1996




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Program unless accompanied or preceded by the Program's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Asset Builder Program, Inc.
Box 9011
Princeton, NJ
08543-9011







Merrill Lynch Asset Builder Program, Inc.

Officers and
Directors

Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
N. John Hewitt, Senior Vice President
Donald C. Burke, Vice President
Jay C. Harbeck, Vice President
Joel Heymsfeld, Vice President
Gregory Mark Maunz, Vice President
Kevin M. Rendino, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secratary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, New York 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
Transfer Agency Mutual Fund Operations
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863

DEAR SHAREHOLDER

We are pleased to provide you with this first annual report for Merrill Lynch Asset Builder Program, Inc. The Program consists of four separate diversified portfolios, each with its own investment objectives.

Complete performance information, including aggregate total returns, for all four portfolios can be found on pages 6--11 of this report to shareholders.

Merrill Lynch Fundamental
Value Portfolio
As 1995 drew to a close, the pace of US economic activity apparently slowed. Although the Government shutdown affected the timely release of key Government economic growth data, the statistics released showed weak retail sales, increased unemployment claims and weak job and income growth. Against this backdrop of a slowing economy, the Federal Reserve Board continued to ease monetary policy at the December 19, 1995 and January 31, 1996 Federal Open Market Committee meetings. Concerns over corporate earnings caused dramatic underperformance of cyclical stocks compared to more stable blue-chip growth stocks, although much of the divergence narrowed recently. We used this period of weakness to add to our weighting in stocks more sensitive to changes in the economy including Beazer Homes USA, Inc., USX-US Steel Group, and WHX Corp.

The economy slowed enough to cause uncertainty in the earnings for many of our holdings, but valuations remain quite attractive. As of January quarter-end, the stock market had reached record highs, had not experienced a 10% correction in over five years, and was trading at 3.7 times book value, 18.7 times trailing earnings, and averaged a 2.2% dividend yield: all at historically record valuation levels. While we are not suggesting an impending correction, and are not market timers, we remained disciplined in selecting stocks that fit our strict valuation parameters. Therefore, the Portfolio trades at
1.8 times book value, 10 times trailing earnings and with a comparable market yield, making this a true value fund. We do not expect to alter this strategy and attempt to chase expensive stocks in an effort to keep pace with the overall stock market.

During the January quarter, we invested $7.5 million to add to 20 of our existing positions and establish eight new positions. Our biggest investment was the addition of International Business Machines Corp. After the stock reached a high of $113 in mid-1995 following a broad restructuring plan initiated by new management several years ago, IBM stock came under severe pressure because of concerns about its acquisition of Lotus Corp., and confusion over the long-term strategy of increasing IBM's revenues. At our average cost of $89 per share, IBM was trading at 7.3 times 1996 earnings estimates, a level we found compelling. We remain convinced that over time, new management will outline a long-term strategy that will ease investor concerns and help IBM resume its turnaround.

During the quarter ended January 31, 1996, we also purchased National Semiconductor Corp., whose shares came under pressure because of concerns of oversupply in the semiconductor industry. Although it is apparent that order trends slowed slightly for National Semiconductor Corp. because of excess inventories at cellular customers like Motorola Inc. and Nokia Corp., its stock is trading at 8.2 times 1996 fiscal year estimates and 6.5 times anticipated 1997 results. We view the current slump in the semiconductor industry as temporary and expect a resumption of growth in the second half of the calendar year. Other new investments during the quarter ended January 31, 1996, included American Exploration Co., Century Communications Corp., FelCor Suite Hotels, Inc., Lone Star Technologies, Inc., NationsBank Corp., and Norwest Corp.

During the January quarter, we exited our unprofitable position in Kmart Corp. Weak retail sales coupled with Kmart's difficult challenge of competing with Wal-Mart and Target led to weak earnings at Kmart. We believe it is likely that the necessary financial restructuring will be done at the dilutive expense of the common equity shareholder. We also eliminated our positions in Bay View Capital Corp. and SPX Corp. with gains, and The Limited, Inc., Simon Property Group, Inc., and Unisys Corp. with losses.

Fiscal Year in Review
We concluded the Portfolio's first year of operation with an attractive absolute return which far exceeded the historical norm for stocks. However, our strategy of investing part of our assets in small-capitalization value companies hurt overall performance as small-cap companies significantly underperformed big multinational companies in 1995 and early 1996. We continue to believe that our overweighting in cyclicals will be rewarded as the Federal Reserve Board continues to ease interest rates in order to stimulate the economy. After the recent uptrend in the US stock market, we expect more modest gains in upcoming months, and will continue to select stocks that meet our strict valuation measures.

Merrill Lynch Global Opportunity Portfolio
As of January 31, 1996, the Portfolio's asset allocation was: US stocks, 17% of net assets; foreign stocks, 24%; US bonds, 14%;
foreign bonds, 7%; and cash, 38%.

The cash reserve position at January 31, 1996, reflected the significant increase undertaken during the last two months of 1995, mainly as a result of reducing foreign equity positions. Evidence of slowing European economic growth led us to maintain a highly selective approach. Our new investments included companies whose restructuring efforts should lead to improved long-term earnings, such as Philips Electronics N.V. and Compagnie Generale des Establissement Michelin S.A. We also established a position in Sandoz AG based on the exceptional potential of the company's product pipeline.

In Asia, the largest concentration of Portfolio assets is in telecommunications companies, including Hong Kong Telecommunications Ltd., P.T. Indonesian Satellite Corp. and Philippine Long Distance Telephone Co. We recently expanded the Portfolio's Asian representation through positions in HSBC Holdings Ltd. and San
Miguel Corp.

In Latin America, Argentina accounted for the largest Portfolio representation because we believe that investors there are beginning to be rewarded for the country's decision not to devalue its currency. New Latin American positions were established in Panamerican Beverages Inc. and Telecomunicacoes Brasileiras S.A. Japan remained the largest country representation outside the United States, accounting for 9.7% of Portfolio net assets. An aggressively accommodative stance by the Bank of Japan, and indications that the Japanese government is dealing with the problems of the financial system in a meaningful way, led us to remain favorably disposed toward Japan. At the same time, the Japanese economy is showing signs of beginning a recovery, a result of its reflationary monetary policy and a weaker yen. We believe that the yen could continue to weaken relative to the US dollar. Therefore, approximately two-thirds of the market value of our yen-denominated holdings is hedged back into US dollars.

In the US equity sector, significant commitments were retained in sectors which we expect to perform well in sluggish environments, including consumer staples, financial services and energy. A modest weighting was also maintained in technology-related equities, including Corning Inc., General Motors Corp. (Class E) and Texas Instruments Inc. At the same time, we expect the Federal Reserve Board to react to the sluggish US economy by continuing to ease monetary policy in upcoming months. We retained commitments in early cycle equities which could appreciate on the expectation that lower short-term interest rates will lead to somewhat stronger economic activity as 1996 progresses. Equities which have this potential include consumer cyclicals such as Ford Motor Co., Whirlpool Corporation and Sears, Roebuck & Company.

The Portfolio's position in high-yield US bonds was unchanged during the quarter ended January 31, 1996. We believe that the potential exists for further declines in intermediate-term and long-term US interest rates during 1996. The catalyst for further interest rate declines will come from evidence that the US inflation rate is likely to remain at historically low levels. Given this outlook, our US commitments should prove rewarding on a total return basis over the next six months to twelve months. We also retained positions in UK and Canadian bonds in view of their appeal relative to other overseas fixed-income investments.

We are not uncomfortable with maintaining a relatively large cash reserve position over the near term. The US stock market has enjoyed a strong uptrend since late 1994 and a temporary reversal seems possible. Such a pullback could present increased opportunities for the establishment of additional US equity commitments at attractive valuations. We also intend to take advantage of opportunities in foreign equities in the months ahead.

Fiscal Year in Review
The primary positive contributor to overall Portfolio returns was the US equity sector, since the US stock market was among the highest returning equity markets during the year ended January 31, 1996. Even with a strong uptrend for a number of emerging markets in January 1996, the returns of other equity markets represented in the Portfolio lagged the US market. Although returns on high-yield US bonds and foreign fixed-income securities were attractive on a historical basis, overall bond returns lagged those of US equities. The cash position also held down the Portfolio's return during the year ended January 31, 1996.

Merrill Lynch Quality Bond Portfolio
The Portfolio commenced operations at a favorable time. The bond market experienced one of its strongest rallies in several years as the domestic economy showed a significant deceleration from the 1994 pace. In addition, the economic data released during 1995 reinforced the perception that the economy had achieved a soft landing. The torrid economic growth seen in the fourth quarter of 1994 slowed without a corresponding increase in inflationary pressures. The Federal Reserve Board's earlier efforts to guard against significant price increases by raising the Federal Funds rate seven times in 1994 and early 1995, was effective. Consumer prices rose just 2.5% in 1995, the smallest increase in a decade. Real wages, the key factor that determines the economy's core rate of inflation, rose by the smallest amount since the government started tracking the statistics in 1982. Bond yields dropped during the first six months of 1995 and then began to rise slightly in July because investors feared that these same lower rates would begin to overly stimulate the economy. However, inflation remained contained because of the absence of significant price pressures. Interest rates resumed their downward trend in August, and have remained in a narrow trading range since the beginning of December. The Federal Reserve Board began to ease short-term interest rates in July, and cut interest rates again in December and January.

A note of confusion was added to the market during the January quarter by the deadlock of budget discussions in Washington. The Government appeared mired in a power struggle between two separate ideologies and political agendas during an election year. The resulting stalemate slowed the rally, although bond market investors remained optimistic because of the Federal Reserve Board's easing of monetary policy, the lack of inflationary pressures, and the continued weakening economy.

Fiscal Year in Review
Total investment returns of the Quality Bond Portfolio's Class A,
Class B, Class C and Class D Shares were +9.22%, +8.35%, +8.27%, and +8.98%, respectively, from its inception (February 1, 1995) to January 31, 1996.

The Portfolio commenced with an asset base of $2 million, which grew to over $6 million during the fiscal year. The Portfolio's investment guidelines (as detailed in the Program's prospectus) restrict holding more than 5% of the Portfolio in one investment, preventing us from purchasing more than $300,000 per position. Therefore, we needed to find many diversified issuers that were consistent with our investment objectives and research outlook. In addition to cash purchases, we achieved our performance through judicious swapping among portfolio holdings. We extended the average portfolio maturity from 5.9 years at the outset of the fiscal year to 9.0 years by January 31, 1996.

Total returns of the Portfolio were +3.72%, +3.61%, +3.59%, and +3.76%, for Class A, Class B, Class C and Class D Shares, respectively, for the quarter ended January 31, 1996. This compares with a +4.06% total return for the Merrill Lynch C0A0 Corporate Master Bond Index. There is a difference in returns because the average cash position of the Portfolio was about 15% during the January quarter, a result of the investment restrictions described earlier.

Merrill Lynch US Government
Securities Portfolio
The Portfolio's initial fiscal year encompassed a strong bull market for fixed-income securities. Yield declines on the five-year
Treasury note and 30-year Treasury bond were 227 basis points
(2.27%) and 167 basis points, respectively. Their yields at fiscal year-end were 5.23% and 6.02%. The decline in interest rates resulted in extremely attractive returns as all US Treasury notes and bonds with maturities of two years and longer experienced double-digit total returns for the fiscal year.

The rally in 1995 was sizable. However, only long-term maturities recovered fully from the rise in interest rates that took place in 1994. This is especially true for the short end of the yield curve, where the three-month Treasury bill only declined 95 basis points. Currently, the ten-year Treasury note yield is 22 basis points below its year-end 1993 level and the one-year Treasury bill is 131 basis points higher. This exemplifies the flattening of the yield curve.

Economic data released during 1995 indicated a slowing economy. Gross domestic product (GDP) growth was forecast at 2.6% for 1995 and even slower for 1996. Retail sales for the holiday period appeared weak, signaling a possible retrenchment by consumers. Consumer activity represents two-thirds of the GDP, and consumers are currently saddled with record levels of debt.

The Leading Economic Indicators (LEI) Index increased only two months in 1995, and during the Portfolio's fiscal year was negative for four consecutive months. We reported in our July 31, 1995 shareholders' letter that a negative LEI for three consecutive months has been a predictor of all nine recessions since World War II, but has also occurred three times when a recession did not follow.

The National Association of Purchasing Managers (NAPM) Index surveys purchasing managers for information relating to the manufacturing sector. A rating below 50 indicates a contraction in the manufacturing sector. The NAPM Index has been below 50 for each of the last six months. In addition, housing starts continued to decline since August 1995, although the decline in interest rates has meant very attrac-tive mortgage financing. This decline, in turn, does not bode well for durable goods expenditures which turned negative in October 1995.

The good news is that inflation remains well under control as the Consumer Price Index (CPI) was 2.6% for the 12-month period ended January 31, 1996 and is slowing. In addition, the CPI annualized rate was only 1.8% for the past six months. We expect the Federal Reserve Board to respond to the combination of slow growth and low inflation and further reduce short-term interest rates in attempting to achieve a soft landing for the economy.

Federal Reserve Board Chairman Alan Greenspan appears intent on controlling inflation. Therefore, with low inflation, real interest rates are high, especially at the short end of the yield curve. Long-term interest rates are at appropriate levels given the rate of inflation, but near term there is uncertainty regarding the budget negotiations between Congress and President Clinton which may cause fluctuations within a trading range. Although 1996 may be a more temperate year for returns on fixed-income investments, the expected steepening of the yield curve will provide many opportunities. Also, there will be a greater focus on yield and coupon flow as these components will play a more important role in investment return.

Our investment strategy focused on maintaining a balance between yield and potential price appreciation. An example of this was the purchase of FHLMC pool #555228, an 11.50% coupon security backed by seasoned (aged 15 years) high interest rate mortgages. Reflecting the 18% prepayment rate experienced during the January quarter, the pool generated income at a rate of 8.73%. We intend to maintain our position in this pool since we feel that the age and low balances of the underlying mortgages will not result in a material increase in prepayments even in a low interest rate environment.

Fiscal Year in Review
The Portfolio was well positioned to benefit from declining interest rates during the early months of the fiscal year as Treasury securities exceeded 50% of the Portfolio with an average maturity of
8.5 years. We pared the Treasury position as the year progressed and adopted a relatively neutral view about interest rates. By January 31, 1996, we maintained an 11% position in Treasury issues including 8% in a zero coupon which matures in August 2000. Treasury securities primarily provide duration to the Portfolio and are most price sensitive with interest rate changes. Mortgage-backed securities (MBS) comprised 85% of the Portfolio by fiscal year-end. MBS provide significant yield advantage over Treasury issues, and the majority of MBS in the portfolio have reasonable price-sensitivity characteristics. The Portfolio had a 4.7% cash position at the close of January.

We anticipate 1996 to be an environment which is favorable for MBS, and expect the yield curve to steepen via a decline in short-term interest rates. Given the cash flow mechanism of MBS, this scenario would be a positive event for the Portfolio.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President




(Kevin M. Rendino)
Kevin M. Rendino
Vice President and Portfolio Manager

(Joel Heymsfeld)
Joel Heymsfeld
Vice President and Portfolio Manager




(Jay C. Harbeck)
Jay C. Harbeck
Vice President and Portfolio Manager




(Gregory Mark Maunz)
Gregory Mark Maunz
Vice President and Portfolio Manager



March 14, 1996






PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Program through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees for Fundamental Value and Global Opportunity Portfolios. Quality Bond and US Government Securities Portfolios incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees.Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year for Fundamental Value, Global Opportunity, Quality Bond and US Government Securities Portfolios. In addition, Quality Bond and US Government Securities Portfolios are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. Fundamental Value and Global Opportunity Portfolios are subject to a 0.75% distribution fee and a 0.25% account maintenance fee. Fundamental Value and Global Opportunity Portfolios automatically convert to Class D Shares after approximately 8 years. Quality Bond and US Government Securities Portfolios automatically convert to Class D Shares after approximately 10 years.

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25% for Quality Bond and US Government Securities Portfolios. Fundamental Value and Global Opportunity Portfolios are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee) for Fundamental Value and Global Opportunity Portfolios. Quality Bond and US Government Securities Portfolios incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Total Return
Based on a
$10,000
Investment--
Fundamental
Value
Portfolio


A line graph depicting the growth of an investment in the Portfolio's Class A Shares and Class B Shares compared to growth of an investment in the S&P 500 Index. Beginning and ending values are:

                                       2/01/95**          1/96


Fundamental Value Portfolio++--
Class A Shares*                        $ 9,475          $11,380

Fundamental Value Portfolio++--
Class B Shares*                        $10,000          $11,489

S&P 500 Index++++                      $10,000          $13,862



A line graph depicting the growth of an investment in the Portfolio's Class C Shares and Class D Shares compared to growth of an investment in the S&P 500 Index. Beginning and ending values are:

                                       2/01/95**          1/96


Fundamental Value Portfolio++--
Class C Shares*                        $10,000          $11,789

Fundamental Value Portfolio++--
Class D Shares*                        $ 9,475          $11,360

S&P 500 Index++++                      $10,000          $13,862

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++Fundamental Value Portfolio invests in equities, primarily common stocks and, to a lesser extent, securities convertible into common stock, as well as preferred stocks and non-convertible debt securities.
++++This unmanaged broad-based Index is comprised of common stocks.




Aggregate
Total Returns--
Fundamental
Value
Portfolio


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Inception (2/01/95) to 12/31/95           +20.20%        +13.89%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Inception (2/01/95) to 12/31/95           +19.10%        +15.10%

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Inception (2/01/95) to 12/31/95           +19.10%        +18.10%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Inception (2/01/95) to 12/31/95           +20.00%        +13.70%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

Total Return
Based on a
$10,000
Investment--
Global
Opportunity
Portfolio


A line graph depicting the growth of an investment in the Portfolio's Class A Shares and Class B Shares compared to growth of an investment in the Morgan Stanley Capital International
World Index and the Salomon Brothers World Government Bond
Index. Beginning and ending values are:

                                       2/01/95**          1/96


Global Opportunity Portfolio++--
Class A Shares*                        $ 9,475          $10,531

Global Opportunity Portfolio++--
Class B Shares*                        $10,000          $10,589

Morgan Stanley Capital International
World Index++++                        $10,000          $12,478

Salomon Brothers World Government
Bond Index++++++                       $10,000          $11,515



A line graph depicting the growth of an investment in the Portfolio's Class C Shares and Class D Shares compared to growth of an investment in the Morgan Stanley Capital International
World Index and the Salomon Brothers World Government Bond
Index. Beginning and ending values are:

                                       2/01/95**          1/96


Global Opportunity Portfolio++--
Class C Shares*                        $10,000          $10,881

Global Opportunity Portfolio++--
Class D Shares*                        $ 9,475          $10,498

Morgan Stanley Capital International
World Index++++                        $10,000          $12,478

Salomon Brothers World Government
Bond Index++++++                       $10,000          $11,515

[FN]
     *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
    **Commencement of Operations.
    ++Global Opportunity Portfolio invests in a portfolio of US and foreign equity, debt and money market securities. ++++This unmanaged market capitalization-weighted Index is comprised of an representative sampling of stocks of large-, medium-, and small-capitalization companies in 22 countries, including the United States.
++++++This unmanaged market capitalization-weighted Index tracks the performance of the government bond markets of Australia, Austria, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, the United Kingdom and the United States.



Aggregate
Total Returns--
Global
Opportunity
Portfolio


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Inception (2/01/95) to 12/31/95            +9.50%         +3.75%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.




                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Inception (2/01/95) to 12/31/95            +8.35%         +4.35%

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.




                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Inception (2/01/95) to 12/31/95            +8.28%         +7.28%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.





                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Inception (2/01/95) to 12/31/95            +9.16%         +3.43%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.




PERFORMANCE DATA (continued)


Total Return
Based on a
$10,000
Investment--
Quality Bond
Portfolio

A line graph depicting the growth of an investment in the Portfolio's Class A Shares and Class B Shares compared to growth of an investment in the ML C0A0 Corporate Master Bond Index.
Beginning and ending values are:

                                       2/01/95**          1/96


Quality Bond Portfolio++--
Class A Shares*                        $ 9,600          $10,485

Quality Bond Portfolio++--
Class B Shares*                        $10,000          $10,435

ML C0A0 Corporate Master
Bond Index++++                         $10,000          $11,995



A line graph depicting the growth of an investment in the Portfolio's Class C Shares and Class D Shares compared to growth of an investment in the ML C0A0 Corporate Master Bond Index.
Beginning and ending values are:

                                       2/01/95**          1/96


Quality Bond Portfolio++--
Class A Shares*                        $10,000          $10,727

Quality Bond Portfolio++--
Class B Shares*                        $ 9,600          $10,462

ML C0A0 Corporate Master
Bond Index++++                         $10,000          $11,995


[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++Quality Bond Portfolio invests in a diversified portfolio of debt obligations, including corporate bonds and notes, convertible securities, preferred stocks and government obligations. The Portfolio will invest primarily in securities rated in the top three rating categories (A or better) of a nationally recognized rating agency or in securities with similar credit characteristics.
++++This unmanaged Index is comprised of all investment-grade corporate bonds rated BB3 or higher, of all maturies.

Past performance is not predictive of future performance.

Aggregate
Total Returns--
Quality Bond
Portfolio



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Inception (2/01/95) to 12/31/95            +8.79%         +4.44%

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Inception (2/01/95) to 12/31/95            +7.86%         +3.86%

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Inception (2/01/95) to 12/31/95            +7.79%         +6.79%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Inception (2/01/95) to 12/31/95            +8.46%         +4.12%

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.




Total Return
Based on a
$10,000
Investment--
US Government
Securities
Portfolio


A line graph depicting the growth of an investment in the Portfolio's Class A Shares and Class B Shares compared to growth of an investment in the Salomon Brothers Mortgage Index.
Beginning and ending values are:

                                       2/01/95**          1/96


US Government Securities Portfolio++--
Class A Shares*                        $ 9,600          $11,080

US Government Securities Portfolio++--
Class B Shares*                        $10,000          $11,052

Salomon Brothers Mortgage Index++++    $10,000          $11,509



A line graph depicting the growth of an investment in the Portfolio's Class C Shares and Class D Shares compared to growth of an investment in the Salomon Brothers Mortgage Index.
Beginning and ending values are:

                                       2/01/95**          1/96


US Government Securities Portfolio++--
Class C Shares*                        $10,000          $11,335

US Government Securities Portfolio++--
Class D Shares*                        $ 9,600          $11,049

Salomon Brothers Mortgage Index++++    $10,000          $11,509


[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++US Government Securities Portfolio invests in marketable securities issued or guaranteed by the US Government, by various agencies of the US Government and by various instrumentalities which have been established or sponsored by the US Government.
++++This unmanaged Index reflects the performance of a capital market weighting of the outstanding agency-issued mortgage-backed securities.

Past performance is not predictive of future performance.


Aggregate
Total Returns--
US Government
Securities
Portfolio


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Inception (2/01/95) to 12/31/95           +13.97%       +  9.41%

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Inception (2/01/95) to 12/31/95           +13.12%       +  9.12%

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.

                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Inception (2/01/95) to 12/31/95           +13.06%        +12.06%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Inception (2/01/95) to 12/31/95           +13.76%       +  9.21%

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.




PERFORMANCE DATA (concluded)

Recent
Performance
Results*
                                                                                              Since               Standardized
                                                                                           Inception++   3 Month  30-day Yield
                                                             1/31/96   10/31/95 Inception++ % Change    % Change  As of 1/31/96
Fundamental Value Portfolio Class A Shares                    $11.67    $11.30    $10.00     +16.70%      +3.27%        --
Fundamental Value Portfolio Class B Shares                     11.55     11.22     10.00     +15.50       +2.94         --
Fundamental Value Portfolio Class C Shares                     11.55     11.22     10.00     +15.50       +2.94         --
Fundamental Value Portfolio Class D Shares                     11.65     11.29     10.00     +16.50       +3.19         --
Global Opportunity Portfolio Class A Shares                    10.82     10.71     10.00     + 8.20       +1.03         --
Global Opportunity Portfolio Class B Shares                    10.76     10.62     10.00     + 7.60       +1.32         --
Global Opportunity Portfolio Class C Shares                    10.75     10.62     10.00     + 7.50       +1.22         --
Global Opportunity Portfolio Class D Shares                    10.80     10.69     10.00     + 8.00       +1.03         --
Quality Bond Portfolio Class A Shares                          10.27     10.06     10.00     + 2.70       +2.09        5.64%
Quality Bond Portfolio Class B Shares                          10.27     10.05     10.00     + 2.70       +2.19        5.12%
Quality Bond Portfolio Class C Shares                          10.27     10.05     10.00     + 2.70       +2.19        5.07%
Quality Bond Portfolio Class D Shares                          10.27     10.05     10.00     + 2.70       +2.19        5.40%
US Government Securities Portfolio Class A Shares              10.48     10.58     10.00     + 4.80       -0.95        6.38%
US Government Securities Portfolio Class B Shares              10.48     10.58     10.00     + 4.80       -0.95        5.90%
US Government Securities Portfolio Class C Shares              10.47     10.57     10.00     + 4.70       -0.95        5.85%
US Government Securities Portfolio Class D Shares              10.48     10.58     10.00     + 4.80       -0.95        6.14%
Fundamental Value Portfolio Class A Shares--Total Return                                     +20.10(1)    +6.28(1)
Fundamental Value Portfolio Class B Shares--Total Return                                     +18.89(1)    +5.97(1)
Fundamental Value Portfolio Class C Shares--Total Return                                     +18.89(1)    +5.97(1)
Fundamental Value Portfolio Class D Shares--Total Return                                     +19.90(1)    +6.20(1)
Global Opportunity Portfolio Class A Shares--Total Return                                    +11.15(2)    +3.78(2)
Global Opportunity Portfolio Class B Shares--Total Return                                    + 9.89(3)    +3.47(3)
Global Opportunity Portfolio Class C Shares--Total Return                                    + 9.81(4)    +3.40(4)
Global Opportunity Portfolio Class D Shares--Total Return                                    +10.80(5)    +3.65(5)
Quality Bond Portfolio Class A Shares--Total Return                                          + 9.22(6)    +3.72(7)
Quality Bond Portfolio Class B Shares--Total Return                                          + 8.35(8)    +3.61(9)
Quality Bond Portfolio Class C Shares--Total Return                                          + 8.27(10)   +3.59(11)
Quality Bond Portfolio Class D Shares--Total Return                                          + 8.98(12)   +3.76(13)
US Government Securities Portfolio Class A Shares--Total Return                              +15.42(14)   +3.27(15)
US Government Securities Portfolio Class B Shares--Total Return                              +14.52(16)   +3.06(17)
US Government Securities Portfolio Class C Shares--Total Return                              +14.35(18)   +3.04(19)
US Government Securities Portfolio Class D Shares--Total Return                              +15.09(20)   +3.20(21)

  ++The Program commenced operations on 2/01/95.
   *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 (1)Percent change includes reinvestment of $0.337 per share ordinary income dividends.
 (2)Percent change includes reinvestment of $0.288 per share ordinary income dividends.
 (3)Percent change includes reinvestment of $0.224 per share ordinary income dividends.
 (4)Percent change includes reinvestment of $0.226 per share ordinary income dividends.
 (5)Percent change includes reinvestment of $0.274 per share ordinary income dividends.
 (6)Percent change includes reinvestment of $0.600 per share ordinary income dividends.
 (7)Percent change includes reinvestment of $0.163 per share ordinary income dividends.
 (8)Percent change includes reinvestment of $0.519 per share ordinary income dividends.
 (9)Percent change includes reinvestment of $0.142 per share ordinary income dividends.
(10)Percent change includes reinvestment of $0.512 per share ordinary income dividends.
(11)Percent change includes reinvestment of $0.140 per share ordinary income dividends.
(12)Percent change includes reinvestment of $0.576 per share ordinary income dividends.
(13)Percent change includes reinvestment of $0.157 per share ordinary income dividends.
(14)Percent change includes reinvestment of $0.992 per share ordinary income dividends.
(15)Percent change includes reinvestment of $0.440 per share ordinary income dividends.
(16)Percent change includes reinvestment of $0.909 per share ordinary income dividends.
(17)Percent change includes reinvestment of $0.419 per share ordinary income dividends.
(18)Percent change includes reinvestment of $0.903 per share ordinary income dividends.
(19)Percent change includes reinvestment of $0.417 per share ordinary income dividends.
(20)Percent change includes reinvestment of $0.962 per share ordinary income dividends.
(21)Percent change includes reinvestment of $0.434 per share ordinary income dividends.

SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
             Fundamental Value Portfolio
LATIN                                Shares                                                              Value     Percent of
AMERICA      Industries               Held                   Investments                   Cost        (Note 1a)   Net Assets
Argentina    Oil--International       30,000    Yacimientos Petroliferos Fiscales
                                                S.A. (Sponsored) (ADR)*                 $   541,850      $   678,750    2.2%

                                                Total Investments in Argentina              541,850          678,750    2.2


                                                Total Investments in Latin America          541,850          678,750    2.2


NORTH
AMERICA


United       Auto--Related            45,000  ++National Auto Credit, Inc.                  491,931          551,250    1.8
States
             Automotive               10,000    Ford Motor Co.                              266,380          296,250    0.9
                                      10,000    General Motors Corp.                        422,423          526,250    1.7
                                                                                        -----------      -----------  ------
                                                                                            688,803          822,500    2.6

             Banking                  15,000    Bankers Trust New York Corp.                955,408          973,125    3.1
                                       5,000    NationsBank Corp.                           331,550          349,375    1.1
                                       7,000    Norwest Corp.                               224,104          240,625    0.8
                                                                                        -----------      -----------  ------
                                                                                          1,511,062        1,563,125    5.0

             Cable                    50,000  ++Century Communications Corp.                418,750          381,250    1.2

             Capital Goods             5,000    Eaton Corp.                                 259,915          290,000    0.9

             Chemicals                 7,000    Olin Corp.                                  506,329          576,625    1.8

             Conglomerates            40,000  ++ADT Ltd.                                    477,625          580,000    1.8

             Environmental           100,000  ++Allwaste Inc.                               550,879          475,000    1.5
             Services

             Farm & Construction      15,000    Deere & Co.                                 432,225          562,500    1.8
             Equipment

             Financial Services        8,000    Student Loan Marketing Association          284,105          589,000    1.9

             Home Builders            30,000  ++Beazer Homes USA, Inc.                      489,300          581,250    1.8

SCHEDULE OF INVESTMENTS (concluded)                                                                           (in US dollars)
NORTH        Fundamental Value Portfolio (concluded)
AMERICA                              Shares                                                              Value     Percent of
(concluded)  Industries                Held                  Investments                   Cost        (Note 1a)   Net Assets
United       Hotels                   41,400  ++John Q. Hammons Hotels, Inc.            $   508,238      $   419,175    1.3%
States
(concluded)  Information              10,000    International Business Machines Corp.       891,940        1,087,500    3.4
             Processing               60,000  ++Tandem Computers, Inc.                      672,118          562,500    1.8
                                                                                        -----------      -----------  ------
                                                                                          1,564,058        1,650,000    5.2

             Insurance                15,000    TIG Holdings, Ltd.                          339,105          416,250    1.3

             Medical Services         75,000  ++Applied Bioscience International Inc.       388,612          534,375    1.7
                                      15,000  ++Foundation Health Corp.                     474,225          648,750    2.1
                                                                                        -----------      -----------  ------
                                                                                            862,837        1,183,125    3.8

             Metals--Non-Ferrous      20,000    ASARCO Inc.                                 554,351          635,000    2.0

             Oil--Domestic            50,000  ++American Exploration Co.                    540,000          581,250    1.8
                                      25,000    Occidental Petroleum Corp.                  553,375          537,500    1.7
                                                                                        -----------      -----------  ------
                                                                                          1,093,375        1,118,750    3.5

             Oil/Gas Producers        60,000  ++Swift Energy Co.                            514,699          720,000    2.3

             Oil Refiners             60,000    Total Petroleum (North America) Ltd.        683,773          528,750    1.7

             Oil--Related             30,000  ++TETRA Technologies, Inc.                    364,150          472,500    1.5

             Paper & Forest           14,000    International Paper Co.                     532,450          572,250    1.8
             Products

             Pharmaceuticals           5,000    Bristol-Myers Squibb Co.                    316,560          442,500    1.4

             Photography              10,000    Eastman Kodak Co.                           675,700          733,750    2.3

             Real Estate              20,000    Bay Apartment Communities, Inc.             356,450          477,500    1.5

             Investment Trusts        20,000    Camden Property Trust                       450,613          482,500    1.5
                                      20,000    Evans Withycombe Residential, Inc.          404,875          437,500    1.4
                                      25,000    FelCor Suite Hotels, Inc.                   662,500          740,625    2.3
                                                                                        -----------      -----------  ------
                                                                                          1,874,438        2,138,125    6.7

             Restaurants              30,000    Darden Restaurants, Inc.                    329,558          345,000    1.1
             Retail                  130,000    Charming Shoppes, Inc.                      481,193          349,375    1.1
                                      25,000    Dillard Department Stores Inc.              682,325          725,000    2.3
                                      55,000    Woolworth Corp.                             712,736          618,750    2.0
                                                                                        -----------      -----------  ------
                                                                                          1,876,254        1,693,125    5.4

             Savings & Loans          60,000  ++Greater New York Savings Bank               574,667          705,000    2.2
                                      40,000    Klamath First Bancorp, Inc.                 519,485          520,000    1.6
                                      20,000    Washington Mutual Savings Bank              417,984          602,500    1.9
                                                                                        -----------      -----------  ------
                                                                                          1,512,136        1,827,500    5.7

             Semiconductors           25,000  ++National Semiconductor Corp.                523,623          431,250    1.4

             Steel                    10,300  ++Lone Star Technologies, Inc.                 83,688           99,138    0.3
                                      20,000    USX-US Steel Group                          616,525          712,500    2.3
                                      50,000  ++WHX Corp.                                   534,467          681,250    2.2
                                                                                        -----------      -----------  ------
                                                                                          1,234,680        1,492,888    4.8

             Technology               44,100  ++Computervision Corp.                        513,108          545,737    1.7
                                      45,000  ++Exabyte Corp.                               630,075          607,500    1.9
                                      90,000  ++Micronics Computers, Inc.                   420,582          281,250    0.9
                                      25,000  ++Storage Technology Corp.                    578,074          662,500    2.1
                                      45,000  ++SyQuest Technology, Inc.                    502,325          337,500    1.1
                                      30,000  ++Western Digital Corp.                       513,861          555,000    1.8
                                                                                        -----------      -----------  ------
                                                                                          3,158,025        2,989,487    9.5

             Telecommunications       20,000    COMSAT Corporation                          467,496          375,000    1.2
                                      20,000    MCI Communications Corp.                    436,950          570,000    1.8
                                                                                        -----------      -----------  ------
                                                                                            904,446          945,000    3.0

             Textiles                 25,000  ++Burlington Industries, Inc.                 281,265          318,750    1.0

                                                Total Investments in the
                                                United States                            25,814,645       28,045,675   88.8

                                                Total Investments in North America       25,814,645       28,045,675   88.8


SHORT-TERM                           Face
SECURITIES                          Amount

             Commercial Paper**   $1,225,000    General Electric Capital Corp.,
                                                5.90% due 2/01/1996                       1,225,000        1,225,000    3.9

             US Government           500,000    Federal Home Loan Bank, 5.42%
             & Agency                           due 2/05/1996                               499,699          499,699    1.5
             Obligations**         1,000,000    Federal National Mortgage
                                                Association, 5.42% due 2/13/1996            998,193          998,193    3.2
                                                                                        -----------      -----------  ------
                                                                                          1,497,892        1,497,892    4.7

                                                Total Investments in Short-Term
                                                Securities                                2,722,892        2,722,892    8.6


             Total Investments                                                          $29,079,387       31,447,317   99.6
                                                                                        ===========
             Other Assets Less Liabilities                                                                   123,446    0.4
                                                                                                         -----------  ------
             Net Assets                                                                                  $31,570,763  100.0%
                                                                                                         ===========  ======



            *American Depositary Receipts (ADR).
           **Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the rates paid at the time of purchase by the Portfolio.
           ++Non-income producing security.


             See Notes to Financial Statements.



SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
             Global Opportunity Portfolio
                                      Face                                                                 Value   Percent of
COUNTRY      Industries              Amount*                 Corporate Bonds                 Cost        (Note 1a) Net Assets
Canada       Cellular            US$ 100,000    Rogers Communication, Inc., 10.875%
             Telephones                         due 4/15/2004                           $   100,250      $   106,000    0.4%

             Chemicals               100,000    Acetex Corporation, 9.75% due
                                                10/01/2003 (b)                               99,563          103,500    0.4

             Conglomerates           200,000    Sherritt Gordon Ltd., 9.75% due
                                                4/01/2003                                   192,500          216,750    0.9

             Energy                  100,000    Gulf Canada Resources, Ltd.,
                                                9.25% due 1/15/2004                          95,000          104,500    0.4

             Financial Services      100,000    Groupe L'TEE Videotron, 10.625%
                                                due 2/15/2005                                99,375          109,250    0.4

                                                Total Corporate Bonds in Canada             586,688          640,000    2.5


United       Broadcasting &          125,000    The Katz Corp., 12.75% due 11/15/2002       129,625          138,750    0.6
States       Publishing

             Building &              100,000    Del E. Webb Corporation, 9.75% due
             Construction                       3/01/2003                                    86,000          102,000    0.4

             Business                356,000    Bell Cablemedia PLC, 11.875% due
             Publishing                         9/15/2005 (a) (b)                           208,907          234,515    0.9

             Chemicals               205,000    G-I Holdings Inc., 11.64% due
                                                10/01/1998 (a)                              151,731          164,513    0.6

             Communications          300,000    PanAmSat L.P., 11.08% due
                                                8/01/2003 (a)                               224,733          255,750    1.0

             Consumer Products       280,000    Coleman Holdings, Inc., 9.96% due
                                                5/27/1998 (a)                               219,593          230,300    0.9

             Cosmetics               100,000    Revlon Consumer Products Corp.,
                                                9.375% due 4/01/2001                         90,085          101,000    0.4

             Energy                  200,000    Maxus Energy Corp., 9.875% due
                                                10/15/2002                                  182,250          204,000    0.8
                                     250,000    Oleoducts Central S.A., 9.35%
                                                due 9/01/2005                               250,000          255,000    1.0
                                                                                        -----------      -----------  ------
                                                                                            432,250          459,000    1.8

             Entertainment           100,000    Marvel III Holdings, Inc., 9.125%
                                                due 2/15/1998                                93,500           93,000    0.4

             Financial               200,000    Reliance Group Holdings, Inc.,
             Services                           9.75% due 11/15/2003                        192,750          207,000    0.8

             Health Care             100,000    Tenet Healthcare Corp., 10.125%
                                                due 3/01/2005                               100,000          112,000    0.5

             Hotels                  100,000    John Q. Hammons Hotels, Inc.,
                                                8.875% due 2/15/2004                         89,750          100,000    0.4

             Hotels & Casinos        200,000    Bally's Park Place Funding Corp.,
                                                9.25% due 3/15/2004                         182,000          205,000    0.8
                                     100,000    Host Marriott Hospitality, Inc.,
                                                9.50% due 5/15/2005                          96,490          103,000    0.4
                                     200,000    Trump Plaza Funding, Inc., 10.875%
                                                due 6/15/2001                               177,500          212,000    0.8
                                                                                        -----------      -----------  ------
                                                                                            455,990          520,000    2.0

             Industrial              100,000    Repap Wisconsin, Inc., 9.25% due
                                                2/01/2002                                    89,500           96,250    0.4

             Industrial--Energy      100,000    TransTexas Gas Corp., 11.50% due
                                                6/15/2002                                   100,000          102,500    0.4

             Metal & Mining           50,000    Kaiser Aluminum & Chemical Corp.,
                                                12.75% due 2/01/2003                         52,250           55,500    0.2

             Steel                   100,000    WCI Steel, Inc., 10.50% due 3/01/2002        97,000           99,375    0.4

             Textiles                100,000    WestPoint Stevens, Inc., 9.375%
                                                due 12/15/2005                               98,250          100,250    0.4

             Transport               100,000    Eletson Holdings, Inc., 9.25% due
             Services                           11/15/2003                                   94,360          100,500    0.4

             Transportation          100,000    Viking Star Shipping Co., 9.625%
                                                due 7/15/2003                                96,000          105,000    0.4

             Utilities                95,000    Beaver Valley Funding Co., 8.625%
                                                due 6/01/2007                                77,900           88,410    0.4
                                     100,000    CTC Mansfield Funding Corp., 11.125%
                                                due 9/30/2016                                98,750          106,455    0.4
                                                                                        -----------      -----------  ------
                                                                                            176,650          194,865    0.8
                                                Total Corporate Bonds in the
                                                United States                             3,278,924        3,572,068   14.1


                                                Total Investments in Corporate
                                                Bonds                                     3,865,612        4,212,068   16.6


                                                    Foreign Government Obligations

Canada                           C$  800,000    Canadian Government Bond, 7.25%
                                                due 6/01/2003                               563,965          595,784    2.3

                                                Total Foreign Government
                                                Obligations in Canada                       563,965          595,784    2.3


United Kingdom                Pound  400,000    United Kingdom Treasury Gilt, 8%
                           Sterling             due 6/10/2003                               627,464          631,935    2.5

                                                Total Foreign Government Obligations
                                                in the United Kingdom                       627,464          631,935    2.5


                                                Total Investments in Foreign
                                                Government Obligations                    1,191,429        1,227,719    4.8


                                                Total Investments in Corporate
                                                Bonds and Foreign Government
                                                Obligations                               5,057,041        5,439,787   21.4


                                     Shares
                                      Held                  US Stocks


United       Aerospace & Defense       2,500    United Technologies Corporation             174,848          256,563    1.0
States
             Airlines                  1,000    Boeing Company (The)                         73,254           77,625    0.3

             Appliances                3,000    Whirlpool Corporation                       173,678          163,125    0.6

             Automobiles               5,400    Ford Motor Co.                              144,378          159,975    0.6
                                       1,800    General Motors Corp.                         92,649           99,900    0.4
                                                                                        -----------      -----------  ------
                                                                                            237,027          259,875    1.0

             Banking                   1,600    Bank of New York Company, Inc. (The)         75,613           82,000    0.3
                                       1,100    Citicorp                                     80,029           81,263    0.3
                                                                                        -----------      -----------  ------
                                                                                            155,642          163,263    0.6

             Chemicals                 2,900    Eastman Chemical Co.                        159,485          191,762    0.8


             Diversified               3,500    Corning Inc.                                 97,383          109,375    0.4

             Electronic/Instruments    1,400    Texas Instruments Inc.                       84,098           65,100    0.3

             Engineering &             2,000    Foster Wheeler Corporation                   87,844           88,250    0.3
             Construction

             Hardware Products         4,500    Stanley Works (The)                         180,743          231,750    0.9

             Health Care--HMOs        10,000  ++Humana Inc.                                 212,450          276,250    1.1

             Hospital Supplies         5,000    Abbott Laboratories                         185,467          211,250    0.8

             Insurance                 1,300    Aetna Life & Casualty Company                96,747           96,850    0.4
                                       2,000    Allstate Corp.                               81,864           87,250    0.3
                                       2,000    National Re Corp.                            66,103           72,250    0.3
                                                                                        -----------      -----------  ------
                                                                                            244,714          256,350    1.0

             Manufacturing             6,000    Fisher Scientific International Inc.        188,659          211,500    0.8

             Oil & Gas Producers       2,000    Enron Corp.                                  75,530           74,000    0.3

             Oil Service               8,500    Dresser Industries, Inc.                    178,223          221,000    0.9
                                       1,800    Schlumberger Ltd., Inc.                      95,976          126,225    0.5
                                                                                        -----------      -----------  ------
                                                                                            274,199          347,225    1.4




SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)
             Global Opportunity Portfolio (continued)
                                     Shares                                                                Value   Percent of
COUNTRY      Industries               Held                    US Stocks                      Cost        (Note 1a) Net Assets
United       Petroleum                 2,500    Pennzoil Company                        $   100,457      $   101,562    0.4%
States
(concluded)  Pharmaceuticals           3,100    Merck & Co., Inc.                           128,460          217,775    0.9

             Photography               3,000    Eastman Kodak Company                       160,085          220,125    0.9

             Pollution Control         9,000    Wheelabrator Technologies Inc.              140,505          145,125    0.6

             Retail Trade              2,200    Sears, Roebuck & Co.                         87,701           91,300    0.4

             Telecommunications        3,700    AT&T Corp.                                  191,509          247,437    1.0
                                       2,600    Bell Atlantic Corporation                   140,051          179,075    0.7
                                                                                        -----------      -----------  ------
                                                                                            331,560          426,512    1.7

                                                Total Stocks in the United States         3,553,789        4,185,662   16.5

                                                       Foreign Stocks

Argentina    Banking                   7,080    Banco de Galicia y Buenos
                                                Aires S.A. (ADR)**                          106,800          181,425    0.7
                                       5,750    Banco Frances del Rio de la
                                                Plata S.A. (ADR)**                           80,350          168,187    0.7
                                                                                        -----------      -----------  ------
                                                                                            187,150          349,612    1.4

             Petroleum                 6,700    Yacimientos Petroliferos Fiscales
                                                S.A. (Sponsored)(ADR)**                     134,514          151,587    0.6

                                                Total Stocks in Argentina                   321,664          501,199    2.0


Brazil       Telecommunications        3,000    Telecomunicacoes Brasileiras
                                                S.A.--Telebras PN (ADR)**                   164,018          167,250    0.7

                                                Total Stocks in Brazil                      164,018          167,250    0.7


Canada       Conglomerates            10,800    Canadian Pacific Limited (ADR)**            165,958          210,600    0.8

             Telecommunications        4,800    Northern Telecom Ltd.                       171,686          216,000    0.8

                                                Total Stocks in Canada                      337,644          426,600    1.6


France       Tires                     2,500  ++Compagnie Generale des Establisse-
                                                ments Michelin S.A. (Class B)               104,193          106,193    0.4

                                                Total Stocks in France                      104,193          106,193    0.4


Germany      Electronics                 300    Siemens AG                                  143,480          170,291    0.7
             Machinery &                 450    Mannesmann AG                               127,844          156,189    0.6
             Equipment

             Multi-Industry              300    Preussag AG                                  91,752           88,805    0.3

                                                Total Stocks in Germany                     363,076          415,285    1.6


Hong Kong    Banking                  10,000    HSBC Holdings Ltd.                          161,000          165,559    0.6

             Telecommunications        9,000    Hong Kong Telecommunications
                                                Ltd. (ADR)**                                160,490          171,000    0.7

                                                Total Stocks in Hong Kong                   321,490          336,559    1.3

Indonesia    Telecommunications        3,000    P.T. Indonesian Satellite Corp.
                                                (ADR)**                                      95,430          121,500    0.5

                                                Total Stocks in Indonesia                    95,430          121,500    0.5


Italy        Telecommunications       50,000    Societa Finanziara Telefonica
                                                S.p.A. (STET)                               146,511          156,675    0.6

                                                Total Stocks in Italy                       146,511          156,675    0.6


Japan        Banking &                 8,000    Sanwa Bank, Ltd.                            158,426          151,183    0.6
             Financial

             Building &               12,000    Maeda Corp.                                 133,874          123,491    0.5
             Construction             15,000    Okumura Corp.                               134,507          137,384    0.5
                                                                                        -----------      -----------  ------
                                                                                            268,381          260,875    1.0

             Capital Goods            17,000    Hitachi Cable Ltd.                          129,552          127,234    0.5
                                      21,000    Mitsubishi Heavy Industries, Ltd.           144,773          166,798    0.7
                                                                                        -----------      -----------  ------
                                                                                            274,325          294,032    1.2

             Consumer--                8,000    Matsushita Electric Industrial
             Electronics                        Co., Ltd.                                   116,780          133,221    0.5

             Electrical               19,000    Mitsubishi Electric Corp.                   137,527          137,758    0.5
             Equipment

             Electronics               3,000    Rohm Company Ltd.                           141,942          166,152    0.7

             Financial                 9,000    Mitsubishi Trust and Banking Corp.          151,523          139,770    0.6
             Services                  6,000    Nomura Securities Co., Ltd.                 122,069          130,227    0.5
                                                                                        -----------      -----------  ------
                                                                                            273,592          269,997    1.1

             Insurance                13,000    Tokio Marine & Fire Insurance
                                                Co., Ltd.                                   143,259          162,971    0.6
             Machinery                 2,000    SMC Corporation                              98,090          141,080    0.6

             Photography               6,000    Canon Inc.                                   88,100          113,388    0.4

             Printing &                9,000    Dai Nippon Printing Co., Ltd.               144,952          154,084    0.6
             Publishing

             Textiles                 22,000    Toray Industries Inc.                       139,370          143,250    0.6

             Trading                  16,000    Kamigumi Co., Ltd.                          136,552          155,674    0.6
                                      13,000    Sumitomo Corp.                              124,539          134,999    0.5
                                                                                        -----------      -----------  ------
                                                                                            261,091          290,673    1.1

             Warehouse &               5,000    Mitsui-Soko                                  40,029           39,527    0.2
             Storage

                                                Total Stocks in Japan                     2,285,864        2,458,191    9.7


Mexico       Beverages                 1,300    Panamerican Beverages Inc. (ADR)**           50,818           51,350    0.2

                                                Total Stocks in Mexico                       50,818           51,350    0.2
Netherlands  Appliances                5,000    Singer Co. N.V. (c)                         133,935          141,250    0.6

             Electrical Equipment      3,200    Philips Electronics N.V.                    124,063          127,754    0.5

             Petroleum                 1,300    Royal Dutch Petroleum N.V. (ADR)**          153,715          180,700    0.7

                                                Total Stocks in the Netherlands             411,713          449,704    1.8


Philippines  Beverages                 2,000    San Miguel Corp. (Class B)                    7,652            7,564    0.0

             Telecommunications        2,000    Philippine Long Distance Telephone
                                                Co. (ADR)**                                 141,453          129,000    0.5

                                                Total Stocks in the Philippines             149,105          136,564    0.5


Spain        Petroleum                 4,800    Repsol S.A. (ADR)**                         143,703          167,400    0.7

                                                Total Stocks in Spain                       143,703          167,400    0.7


Switzerland  Electrical Equipment        150    BBC Brown Boveri & Cie (Bearer)             140,031          172,905    0.7

             Pharmaceuticals           3,000    Sandoz AG (ADR)**                           129,917          130,125    0.5

                                                Total Stocks in Switzerland                 269,948          303,030    1.2


SCHEDULE OF INVESTMENTS (concluded)                                                                           (in US dollars)
             Global Opportunity Portfolio (concluded)
                                     Shares                                                                Value   Percent of
COUNTRY      Industries               Held                Foreign Stocks                     Cost        (Note 1a) Net Assets
United       Business Services         9,000    GKN PLC                                $     92,846    $     112,525    0.5%
Kingdom
             Chemicals                 2,200    Imperial Chemical Industries PLC (
                                                ADR)**                                      100,782          109,725    0.4

             Electrical               20,000    General Electric Co. PLC (Ordinary)          97,276          109,626    0.4
             Equipment

                                                Total Stocks in the United Kingdom          290,904          331,876    1.3


                                                Total Investments in Foreign Stocks       5,456,081        6,129,376   24.1


                                                Total Investments in US &
                                                Foreign Stocks                            9,009,870       10,315,038   40.6


SHORT-TERM                          Face
SECURITIES                         Amount             Short-Term Securities

             US Government    US$  6,540,000    Federal Home Loan Mortgage Corp.,
             & Agency                           5.80% due 2/01/1996                       6,540,000        6,540,000   25.7
             Obligations***        3,000,000    US Treasury Bill, 5.35% due
                                                2/08/1996                                 2,996,879        2,996,700   11.8

                                                Total Investments in Short-Term
                                                Securities                                9,536,879        9,536,700   37.5


             Total Investments                                                          $23,603,790       25,291,525   99.5
                                                                                        ===========
             Unrealized Appreciation on Forward Foreign Exchange Contracts++++                                19,398    0.1

             Other Assets Less Liabilities                                                                   113,750    0.4
                                                                                                         -----------  ------
             Net Assets                                                                                  $25,424,673  100.0%
                                                                                                         ===========  ======


            *Denominated in US dollars unless otherwise indicated.
           **American Depositary Receipts (ADR).
          ***Certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Portfolio.
           ++Non-income producing security.
         ++++Forward foreign exchange contracts sold as of January 31, 1996 were as follows:

             Foreign                                        Expiration     Unrealized
             Currency Sold                                     Date       Appreciation
             YEN  180,000,000                               July 1996       $19,398

             Total Unrealized Appreciation on Forward
             Foreign Exchange Contracts Sold
             (US$ Commitment--$1,721,078)                                   $19,398
                                                                            =======


          (a)Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Portfolio.
          (b)Restricted security as to resale. The value of the Portfolio's investment in restricted securities was approximately $338,000, representing 1.3% of net assets.

                                            Acquisition                      Value
             Issue                              Date           Cost        (Note 1a)
             Acetex Corporation, 9.75%
                 due 10/01/2003              9/22/1995       $ 99,563       $103,500
             Bell Cablemedia PLC, 11.875%
                 due 9/15/2005               9/13/1995        208,907        234,515

             Total                                           $308,470       $338,015
                                                             ========       ========


          (c)Consistent with the general policy of the Securities and Exchange Commission, the nationality or domicile of an issuer for determination of foreign issuer status may be (i) the country under whose laws the issuer is organized, (ii) the country in which the issuer's securities are principally traded, or (iii) the country in which the issuer derives a significant proportion (at least 50%) of vits revenue or profits from goods produced or sold, investments made, or services performed in the country, or in which at least 50% of the assets of the issuer are situated.


             See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS                                                                                     (in US dollars)
             Quality Bond Portfolio
              S&P     Moody's    Face                                                                              Value
INDUSTRIES   Ratings  Ratings   Amount                 Bonds & Notes                                  Cost       (Note 1a)
Banking      BBB+     A3       $115,000  ++Bangkok Metropolitan Bank Public Company
--4.2%                                     Limited, 7.25% due 9/15/2005                           $  113,956     $  119,164
             A-       A3        150,000    First Bank System, Inc., 6.875% due 9/15/2007             148,611        155,874
                                                                                                  ----------     ----------
                                                                                                     262,567        275,038

Financial    A        A2        200,000    Bear Stearns Co., 6.75% due 8/15/2000                     198,730        206,640
Services     A        A2        150,000    Dean Witter, Discover & Co., 6.30% due 1/15/2006          149,340        149,728
--7.8%       A-       A3        150,000    Smith Barney Holdings, 6.875% due 6/15/2005               148,485        154,428
                                                                                                  ----------     ----------
                                                                                                     496,555        510,796

Financial    A+       A1        200,000    Ford Motor Credit Co., 6.25% due 11/08/2000               199,154        203,770
Services--   A-       A3        150,000    General Motors Acceptance Corp., 7.85% due 3/05/1997      153,815        153,972
Captive--5.4%                                                                                     ----------     ----------
                                                                                                     352,969        357,742

Financial    AA-      Aa3       200,000    Associates Corp. of North America, 5.25%
Services--                                 due 9/01/1998                                             193,918        199,312
Consumer--3.0%

Industrial-- A-       A2        150,000    American Home Products Corporation, 7.90%
Consumer                                   due 2/15/2005                                             162,417        168,406
Goods--7.6%  AA-      A1        100,000    Anheuser-Busch Co., Inc., 8.75% due 12/01/1999            107,905        111,060
             A+       A1        100,000    Bass America, Inc., 8.125% due 3/31/2002                  105,928        111,773
             BBB      A2        100,000    Sears, Roebuck & Co., 9.25% due 4/15/1998                 106,444        107,791
                                                                                                  ----------     ----------
                                                                                                     482,694        499,030

Industrial   AA-      Aa3       175,000    BP America Inc., 9.375% due 11/01/2000                    200,263        201,919
--Energy     A+       A1        175,000    Texaco Capital Inc., 8.625% due 11/15/2031                205,665        218,138
--6.4%                                                                                            ----------     ----------
                                                                                                     405,928        420,057

Industrial-- AA-      Aa2       100,000    Archer-Daniels-Midland Co.,  8.125% due 6/01/2012         111,874        114,027
Other--5.7%  A-       A3        150,000    Carnival Cruise Lines, Inc., 7.70% due 7/15/2004          156,745        161,640
             BBB+     A3        100,000    Harris Corporation, 7% due 1/15/2026                       99,503        100,416
                                                                                                  ----------     ----------
                                                                                                     368,122        376,083

Supra-       AAA      Aaa       200,000    Asian Development Bank, 6.125% due 3/09/2004              198,300        203,650
national     AAA      Aaa       166,000    International Bank for Reconstruction &
--6.5%                                     Development, 12.375% due 10/15/2002                       222,483        226,565
                                                                                                  ----------     ----------
                                                                                                     420,783        430,215

US Government                              US Treasury Notes:
Obligations  AAA      Aaa       250,000      5.875% due 6/30/2000                                    245,039        256,368
--17.4%      AAA      Aaa       250,000      6.375% due 8/15/2002                                    256,250        263,360
             AAA      Aaa       350,000      6.50% due 5/15/2005                                     359,297        372,092
             AAA      Aaa       250,000      5.875% due 11/15/2005                                   254,687        255,352
                                                                                                  ----------     ----------
                                                                                                   1,115,273      1,147,172


SCHEDULE OF INVESTMENTS (concluded)                                                                         (in US dollars)
             Quality Bond Portfolio
             S&P      Moody's    Face                                                                              Value
INDUSTRIES   Ratings  Ratings   Amount                 Bonds & Notes                                  Cost       (Note 1a)
Utilities    A        A2       $200,000    Central Power & Light Co., 6% due 10/01/1997           $  200,622     $  202,362
--Electric   AA-      A1        250,000    Northern States Power Company, 7.125% due
--9.7%                                     7/01/2025                                                 254,800        264,047
             A        A2        150,000    Virginia Electric & Power Co., 8.625% due
                                           10/01/2024                                                166,200        172,287
                                                                                                  ----------     ----------
                                                                                                     621,622        638,696

Yankees--    A+       A1        250,000    Mass Transit Railway Corporation, 7.25%
Corporates                                 due 10/01/2005                                            260,325        259,255
--5.5%       A+       A1        100,000    Pohang Iron & Steel Company, Ltd., 7.375%
                                           due 5/15/2005                                             101,816        106,076
                                                                                                  ----------     ----------
                                                                                                     362,141        365,331

Yankees--    A+       A2        150,000    Province of Quebec, 7.125% due 2/09/2024                  150,195        150,044
Sovereigns
--2.3%

                                           Total Investments in Bonds & Notes--81.5%               5,232,767      5,369,516

SHORT-TERM
SECURITIES                                          Issue

Commercial                      263,000    General Electric Capital Corp., 5.90%
Paper*--6.3%                               due 2/01/1996                                             263,000        263,000
                                150,000    National Fleet Funding Corp., 5.50% due
                                           3/01/1996                                                 149,336        149,336
                                                                                                  ----------     ----------
                                                                                                     412,336        412,336

US Government &                 186,000    Federal Home Loan Mortgage Corp., 5.50%
Agency Obliga-                             due 2/05/1996                                             185,886        185,886
tions*--11.1%                              Federal National Mortgage Association:
                                250,000      5.37% due 2/16/1996                                     249,441        249,441
                                300,000      5.35% due 2/21/1996                                     299,108        299,108
                                                                                                  ----------     ----------
                                                                                                     734,435        734,435

                                           Total Investments in Short-Term
                                           Securities--17.4%                                       1,146,771      1,146,771


             Total Investments--98.9%                                                             $6,379,538      6,516,287
                                                                                                  ==========
             Other Assets Less Liabilities--1.1%                                                                     72,286
                                                                                                                 ----------
             Net Assets--100.0%                                                                                  $6,588,573
                                                                                                                 ==========



           ++Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $119,000, representing 1.8% of net assets.

                                                    Acquisition                     Value
             Issue                                      Date          Cost        (Note 1a)
             Bangkok Metropolitan Bank Public
             Company Limited, 7.25% due 9/15/2005    9/22/1995      $113,956       $119,164

             Total                                                  $113,956       $119,164
                                                                    ========       ========


            *Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Portfolio. Ratings of issues shown have not been audited by Deloitte & Touche LLP.

             See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS                                                                                    (in US dollars)
             US Government Securities Portfolio
                                                                   Face        Interest       Maturity             Value
             Issue                                                Amount         Rate         Date(s)            (Note 1a)
US           Federal Home Loan Mortgage Corporation              $2,000,000      6.50 %       1/10/2020         $ 2,018,120
Government   Federal Home Loan Mortgage Corporation               1,986,085      7.50   8/01/2025--10/01/2025     2,037,583
& Agency     Federal Home Loan Mortgage Corporation               1,951,724     11.50         6/01/2019           2,201,662
Mortgage     Government National Mortgage Association             1,953,508      7.50   12/15/2022--10/01/2025    2,010,883
-Backed
Obligations*
--84.5%

             Total US Government & Agency Mortgage-Backed Obligations (Cost--$8,101,174)                          8,268,248


US           US Treasury Notes                                      230,000      7.875        11/15/2004            265,901
Government   US Treasury STRIPS***                                1,000,000      5.424++      8/15/2000             789,910
& Agency
Obligations
--10.8%

             Total US Government & Agency Obligations (Cost--$1,017,046)                                          1,055,811


               Face
              Amount       Issue

Repurchase   $1,190,000    Nikko Securities Company, purchased on 1/31/1996, to yield 5.90% to 2/01/1996          1,190,000
Agreement**
--12.2%

             Total Repurchase Agreement (Cost--$1,190,000)                                                        1,190,000


             Total Investments (Cost--$10,308,220)--107.5%                                                       10,514,059

             Liabilities in Excess of Other Assets--(7.5%)                                                         (736,701)
                                                                                                                -----------
             Net Assets--100.0%                                                                                 $ 9,777,358
                                                                                                                ===========


           ++Represents the yield-to-maturity on this zero coupon issue.
            *Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
           **Repurchase Agreement is fully collateralized by US Government &
             Agency Obligations.
          ***STRIPS--Separate Trading of Registered Interest and Principal of
             Securities.

             See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
                                                                                                                US
                                                              Fundamental       Global        Quality        Government
                                                                 Value       Opportunity        Bond         Securities
                    As of January 31, 1996                     Portfolio      Portfolio      Portfolio       Portfolio
Assets:             Investments, at value* (Note 1a)           $31,447,317    $25,291,525    $ 6,516,287     $10,514,059
                    Cash                                                --             --            207             120
                    Unrealized appreciation on forward
                    foreign exchange contracts (Note 1b)                --         19,398             --              --
                    Receivables:
                      Securities sold                              345,964             --             --       1,025,469
                      Capital shares sold.                         245,913        274,475         11,916          43,864
                      Interest                                          --        116,262         99,249          77,850
                      Investment adviser (Note 2)                       --             --         54,132          59,975
                      Principal paydowns                                --             --             --          45,690
                      Dividends                                     17,630         14,408             --              --
                    Deferred organization expenses
                    (Note 1f)                                       29,653         69,189         16,995          37,149
                    Prepaid registration fees and other
                    assets (Note 1f)                               112,774        251,547         91,724         179,143
                                                               -----------    -----------    -----------     -----------
                    Total assets                                32,199,251     26,036,804      6,790,510      11,983,319
                                                               -----------    -----------    -----------     -----------


Liabilities:        Payables:
                      Securities purchased                         342,272        446,889        155,331       2,015,680
                      Capital shares redeemed.                      32,309         20,624         12,808         108,244
                      Distributor (Note 2)                          25,597         18,276          2,596           2,484
                      Dividends to shareholders
                      (Note 1g)                                         --             --         13,586          21,724
                      Investment adviser (Note 2)                   17,763         16,898             --              --
                    Accrued expenses and other
                    liabilities                                    210,547        109,444         17,616          57,829
                                                               -----------    -----------    -----------     -----------
                    Total liabilities                              628,488        612,131        201,937       2,205,961
                                                               -----------    -----------    -----------     -----------


Net Assets:         Net assets                                 $31,570,763    $25,424,673    $ 6,588,573     $ 9,777,358
                                                               ===========    ===========    ===========     ===========

Net Assets          Class A Common Stock, $0.10
Consist of:         par value++                                $     1,034    $    27,965    $    21,370     $    52,149
                    Class B Common Stock, $0.10
                    par value++++                                  181,714        149,776         29,694          29,049
                    Class C Common Stock, $0.10
                    par value++++++                                 69,185         44,356         10,941          10,403
                    Class D Common Stock, $0.10
                    par value++++++++                               21,209         14,006          2,150           1,736
                    Paid-in capital in excess of par.           29,195,489     23,798,678      6,356,162       9,406,103
                    Accumulated distributions in
                    excess of investment income--net                    --       (112,356)            --              --
                    Undistributed (accumulated)
                    realized capital gains (losses)
                    on investments and foreign
                    currency transactions--net                      (2,597)      (132,463)        31,507          72,079
                    Accumulated distributions in
                    excess of realized gain on
                    investments--net                              (263,201)       (71,570)            --              --
                    Unrealized appreciation on
                    investments and foreign currency
                    transactions--net                            2,367,930      1,706,281        136,749         205,839
                                                               -----------    -----------    -----------     -----------
                    Net assets                                 $31,570,763    $25,424,673    $ 6,588,573     $ 9,777,358
                                                               ===========    ===========    ===========     ===========


Net Asset Value:    Class A:
                      Net assets                               $   120,673    $ 3,025,048    $ 2,195,379     $ 5,463,061
                                                               ===========    ===========    ===========     ===========
                      Shares outstanding                            10,341        279,647        213,698         521,489
                                                               ===========    ===========    ===========     ===========
                      Net asset value and redemption
                      price per share                          $     11.67    $     10.82    $     10.27     $     10.48
                                                               ===========    ===========    ===========     ===========
                    Class B:
                      Net assets                               $20,989,210    $16,116,487    $ 3,048,998     $ 3,042,922
                                                               ===========    ===========    ===========     ===========
                      Shares outstanding                         1,817,144      1,497,764        296,940         290,485
                                                               ===========    ===========    ===========     ===========
                      Net asset value and redemption
                      price per share                          $     11.55    $     10.76    $     10.27     $     10.48
                                                               ===========    ===========    ===========     ===========
                    Class C:
                      Net assets                               $ 7,990,024    $ 4,770,236    $ 1,123,370     $ 1,089,443
                                                               ===========    ===========    ===========     ===========
                      Shares outstanding                           691,852        443,560        109,412         104,027
                                                               ===========    ===========    ===========     ===========
                      Net asset value and redemption
                      price per share                          $     11.55    $     10.75    $     10.27     $     10.47
                                                               ===========    ===========    ===========     ===========
                    Class D:
                      Net assets                               $ 2,470,856    $ 1,512,902    $   220,826      $  181,932
                                                               ===========    ===========    ===========     ===========
                      Shares outstanding                           212,095        140,061         21,505          17,359
                                                               ===========    ===========    ===========     ===========
                      Net asset value and redemption
                      price per share                          $     11.65    $     10.80    $     10.27     $     10.48
                                                               ===========    ===========    ===========     ===========

                   *Identified cost                            $29,079,387    $23,603,790   $  6,379,538     $10,308,220
                                                               ===========    ===========    ===========     ===========
                  ++Authorized shares--Class A                   6,250,000      6,250,000      6,250,000       6,250,000
                                                               ===========    ===========    ===========     ===========
                ++++Authorized shares--Class B                   6,250,000      6,250,000      6,250,000       6,250,000
                                                               ===========    ===========    ===========     ===========
              ++++++Authorized shares--Class C                   6,250,000      6,250,000      6,250,000       6,250,000
                                                               ===========    ===========    ===========     ===========
            ++++++++Authorized shares--Class D                   6,250,000      6,250,000      6,250,000       6,250,000
                                                               ===========    ===========    ===========     ===========


                       See Notes to Financial Statements.


STATEMENTS OF OPERATIONS
                                                                                                                 US
                                                               Fundamental      Global        Quality         Government
                                                                  Value      Opportunity        Bond          Securities
                    For the Year Ended January 31, 1996++       Portfolio     Portfolio      Portfolio        Portfolio
Investment Income   Interest and discount earned*              $   219,482    $   693,296    $   288,935     $   548,298
(Notes 1d & 1e):    Dividends**                                    317,142        237,566             --              --
                    Other                                               --          5,000             --              --
                                                               -----------    -----------    -----------     -----------
                    Total income                                   536,624        935,862        288,935         548,298
                                                               -----------    -----------    -----------     -----------


Expenses:           Investment advisory fees (Note 2)              128,082        146,953         23,114          37,948
                    Account maintenance and distribution
                    fees--Class B (Note 2)                         125,337         90,528         13,769          11,770
                    Accounting services (Note 2)                    50,776         55,145         16,948          56,177
                    Printing and shareholder reports                57,649         70,193          9,051          22,989
                    Registration fees (Note 1f)                     73,253         57,300         25,748           2,734
                    Transfer agent fees--Class B (Note 2)           68,705         38,823          7,031           3,452
                    Account maintenance and distribution
                    fees--Class C (Note 2)                          44,518         24,524          4,600           4,309
                    Amortization of organization expenses
                    (Note 1f)                                        7,414         17,297         12,138          26,207
                    Custodian fees                                  17,215         24,507          8,552           8,911
                    Professional fees                               16,360         17,337          4,897          19,027
                    Transfer agent fees--Class C (Note 2)           26,014         11,554          2,402           1,224
                    Transfer agent fees--Class A (Note 2)            4,604         21,696          6,219           7,452
                    Directors' fees and expenses                     6,061         10,901          2,199           5,528
                    Transfer agent fees--Class D (Note 2)            6,833          2,715            387             134
                    Pricing fees (Note 2)                              212          8,557            776             226
                    Account maintenance fees--Class D
                    (Note 2)                                         3,718          2,015            348             245
                    Other                                            5,062          5,878             --           2,169
                                                               -----------    -----------    -----------     -----------
                    Total expenses before reimbursement            641,813        605,923        138,179         210,502
                    Reimbursement of expenses (Note 2)             (23,907)       (33,240)      (119,461)       (194,178)
                                                               -----------    -----------    -----------     -----------
                    Total expenses after reimbursement             617,906        572,683         18,718          16,324
                                                               -----------    -----------    -----------     -----------
                    Investment income (loss)--net                  (81,282)       363,179        270,217         531,974
                                                               -----------    -----------    -----------     -----------


Realized &          Realized gain (loss) from:
Unrealized            Investments--net                             563,770       (281,507)        31,507         297,048
Gain (Loss) on        Foreign currency transactions
Investments &         --net                                             --        149,044             --              --
Foreign Currency    Unrealized appreciation on:
Transactions--Net     Investments--net                           2,367,930      1,687,735        136,749         205,839
(Notes 1b, 1c,        Foreign currency transactions--net                --         18,546             --              --
1e & 3):                                                       -----------    -----------    -----------     -----------
                    Net realized and unrealized gain
                    on investments and foreign
                    currency transactions                        2,931,700      1,573,818        168,256         502,887
                                                               -----------    -----------    -----------     -----------
                    Net Increase in Net Assets
                    Resulting from Operations                  $ 2,850,418    $ 1,936,997    $   438,473     $ 1,034,861
                                                               ===========    ===========    ===========     ===========

                   *Net of withholding tax on interest         $        --    $     1,618    $        --     $        --
                                                               ===========    ===========    ===========     ===========
                  **Net of withholding tax on
                    dividends                                  $     1,931    $    17,536    $        --     $        --
                                                               ===========    ===========    ===========     ===========


                 ++The Program commenced operations on February 1, 1995.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                         For the Year Ended January 31, 1996++
                                                                                                                 US
                                                              Fundamental        Global        Quality        Government
                                                                 Value        Opportunity        Bond         Securities
                    Increase (Decrease) in Net Assets:         Portfolio       Portfolio      Portfolio       Portfolio
Operations:         Investment income (loss)--net              $   (81,282)   $   363,179    $   270,217     $   531,974
                    Realized gain (loss) on investments
                    and foreign currency transactions
                    --net                                          563,770       (132,463)        31,507         297,048
                    Unrealized appreciation on
                    investments and foreign currency
                    transactions--net                            2,367,930      1,706,281        136,749         205,839
                                                               -----------    -----------    -----------     -----------
                    Net increase in net assets resulting
                    from operations                              2,850,418      1,936,997        438,473       1,034,861
                                                               -----------    -----------    -----------     -----------


Dividends &         Investment income--net:
Distributions to      Class A                                           --        (90,788)      (128,948)       (393,269)
Shareholders          Class B                                           --       (193,635)      (101,375)        (98,505)
(Note 1g):            Class C                                           --        (56,404)       (31,396)        (33,445)
                      Class D                                           --        (22,352)        (8,498)         (6,755)
                    In excess of investment income--net:
                      Class A                                           --        (28,087)            --              --
                      Class B                                           --        (59,905)            --              --
                      Class C                                           --        (17,449)            --              --
                      Class D                                           --         (6,915)            --              --
                    Realized gain on investments--net:
                      Class A                                       (1,832)            --             --        (133,258)
                      Class B                                     (326,209)            --             --         (64,660)
                      Class C                                     (125,467)            --             --         (23,204)
                      Class D                                      (38,990)            --             --          (3,847)
                    In excess of realized gain on
                    investments--net:
                      Class A                                         (978)       (14,537)            --              --
                      Class B                                     (174,333)       (41,351)            --              --
                      Class C                                      (67,053)       (11,895)            --              --
                      Class D                                      (20,837)        (3,787)            --              --
                    Return of capital--net:
                      Class A                                         (265)            --             --              --
                      Class B                                      (47,208)            --             --              --
                      Class C                                      (18,157)            --             --              --
                      Class D                                       (5,642)            --             --              --
                                                               -----------    -----------    -----------     -----------
                    Net decrease in net assets
                    resulting from dividends and
                    distributions to shareholders                 (826,971)      (547,105)      (270,217)       (756,943)
                                                               -----------    -----------    -----------     -----------


Capital Share       Net increase in net assets
Transactions        derived from capital share
(Note 4):           transactions                                29,522,316     24,009,781      6,395,317       9,474,440
                                                               -----------    -----------    -----------     -----------


Net Assets:         Total increase in net assets                31,545,763     25,399,673      6,563,573       9,752,358
                    Beginning of period                             25,000         25,000         25,000          25,000
                                                               -----------    -----------    -----------     -----------
                    End of period                              $31,570,763    $25,424,673    $ 6,588,573     $ 9,777,358
                                                               ===========    ===========    ===========     ===========


                  ++The Program commenced operations on February 1, 1995.


                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                    The following per share data
                    and ratios have been derived
                    from information provided
                    in the financial statements.
                                                               For the Year Ended January 31, 1996++
                    Increase (Decrease) in       Fundamental Value Portfolio++++       Global Opportunity Portfolio++++
                    Net Asset Value:           Class A  Class B   Class C  Class D   Class A  Class B  Class C   Class D
Per Share           Net asset value,
Operating           beginning of period        $ 10.00  $ 10.00   $ 10.00  $ 10.00  $ 10.00   $ 10.00  $ 10.00   $ 10.00
Performance:                                   -------  -------   -------  -------  -------   -------  -------   -------
                    Investment income
                    (loss)--net                    .25     (.07)     (.09)     .03      .34       .13      .12       .22
                    Realized and unrealized
                    gain on investments and
                    foreign currency trans-
                    actions--net                  1.76     1.96      1.98     1.96      .77       .85      .85       .85
                                               -------  -------   -------  -------  -------   -------  -------   -------
                    Total from investment
                    operations                    2.01     1.89      1.89     1.99     1.11       .98      .97      1.07
                                               -------  -------   -------  -------  -------   -------  -------   -------
                    Less dividends and
                    distributions:
                      Investment income
                      --net                         --       --        --       --     (.20)     (.15)    (.15)     (.18)
                      In excess of investment
                      income on investments
                      --net                         --       --        --       --     (.06)     (.04)    (.04)     (.06)
                      Realized gain on
                      investments--net            (.20)    (.20)     (.20)    (.20)      --        --       --        --
                      In excess of realized
                      gain on investments--net    (.11)    (.11)     (.11)    (.11)    (.03)     (.03)    (.03)     (.03)
                      Return of capital--net      (.03)    (.03)     (.03)    (.03)      --        --       --        --
                                               -------  -------   -------  -------  -------   -------  -------   -------
                    Total dividends and
                    distributions                 (.34)    (.34)     (.34)    (.34)    (.29)     (.22)    (.22)     (.27)
                                               -------  -------   -------  -------  -------   -------  -------   -------
                    Net asset value, end
                    of period                  $ 11.67  $ 11.55   $ 11.55  $ 11.65  $ 10.82   $ 10.76  $ 10.75   $ 10.80
                                               =======  =======   =======  =======  =======   =======  =======   =======


Total Investment    Based on net asset
Return:*            value per share.            20.10%   18.89%    18.89%   19.90%   11.15%     9.89%    9.81%    10.80%
                                               =======  =======   =======  =======  =======   =======  =======   =======



Ratio to            Expenses, net of
Average Net         reimbursement                1.54%    3.29%     3.38%    2.45%    2.01%     3.50%    3.58%     2.67%
Assets:                                        =======  =======   =======  =======  =======   =======  =======   =======
                    Expenses                     2.00%    3.39%     3.46%    2.56%    2.32%     3.61%    3.65%     2.77%
                                               =======  =======   =======  =======  =======   =======  =======   =======
                    Investment income
                    (loss)--net                  1.99%    (.61%)    (.75%)    .24%    2.92%     1.20%    1.07%     2.00%
                                               =======  =======   =======  =======  =======   =======  =======   =======


Supplemental        Net assets end of
Data:               period (in thousands)      $   121  $20,989  $  7,990  $ 2,471  $ 3,025   $16,117  $ 4,770   $ 1,513
                                               =======  =======   =======  =======  =======   =======  =======   =======
                    Portfolio turnover          51.37%   51.37%    51.37%   51.37%   83.14%    83.14%   83.14%    83.14%
                                               =======  =======   =======  =======  =======   =======  =======   =======


                    The following per share data
                    and ratios have been derived
                    from information provided
                    in the financial statements.
                                                               For the Year Ended January 31, 1996++
                    Increase (Decrease) in            Quality Bond Portfolio          US Government Securities Portfolio
                    Net Asset Value:           Class A  Class B   Class C  Class D   Class A  Class B  Class C   Class D
Per Share           Net asset value,
Operating           beginning of period        $ 10.00  $ 10.00   $ 10.00  $ 10.00  $ 10.00   $ 10.00  $ 10.00   $ 10.00
Performance:                                   -------  -------   -------  -------  -------   -------  -------   -------
                    Investment income--net         .62      .54       .53      .60      .76       .68      .67       .74
                    Realized and unrealized
                    gain on investments--net       .27      .27       .27      .27      .74       .74      .73       .74
                                               -------  -------   -------  -------  -------   -------  -------   -------
                    Total from investment
                    operations                     .89      .81       .80      .87     1.50      1.42     1.40      1.48
                                               -------  -------   -------  -------  -------   -------  -------   -------
                    Less dividends and
                    distributions:
                      Investment income--net      (.62)    (.54)     (.53)    (.60)    (.76)     (.68)    (.67)     (.74)
                      Realized gain on
                      investments--net              --       --        --       --     (.26)     (.26)    (.26)     (.26)
                                               -------  -------   -------  -------  -------   -------  -------   -------
                    Total dividends and
                    distributions                 (.62)    (.54)     (.53)    (.60)   (1.02)     (.94)    (.93)    (1.00)
                                               -------  -------   -------  -------  -------   -------  -------   -------
                    Net asset value, end
                    of period                  $ 10.27  $ 10.27   $ 10.27  $ 10.27  $ 10.48   $ 10.48  $ 10.47   $ 10.48
                                               =======  =======   =======  =======  =======   =======  =======   =======


Total Investment    Based on net asset
Return:*            value per share              9.22%    8.35%     8.27%    8.98%   15.42%    14.52%   14.35%    15.09%
                                               =======  =======   =======  =======  =======   =======  =======   =======

Ratios to Average   Expenses, net of
Net Assets:         reimbursement                 .00%     .79%      .87%     .19%     .00%      .81%     .86%      .22%
                                               =======  =======   =======  =======  =======   =======  =======   =======
                    Expenses                     2.60%    3.31%     3.44%    2.70%    2.54%     3.35%    3.41%     2.77%
                                               =======  =======   =======  =======  =======   =======  =======   =======
                    Investment income--net       6.22%    5.52%     5.46%    6.11%    7.30%     6.28%    6.21%     6.90%
                                               =======  =======   =======  =======  =======   =======  =======   =======


Supplemental        Net assets, end of
Data:               period (in thousands)      $ 2,196  $ 3,049   $ 1,123  $   221  $ 5,463   $ 3,043  $ 1,089   $   182
                                               =======  =======   =======  =======  =======   =======  =======   =======
                    Portfolio turnover          86.68%   86.68%    86.68%   86.68%  113.05%   113.05%  113.05%   113.05%
                                               =======  =======   =======  =======  =======   =======  =======   =======

                   *Total investment returns exclude the effect of sales loads.
                  ++The Program commenced operations on February 1, 1995
                ++++Based on average shares outstanding during the period.
                 +++Aggregate total return.


                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Asset Builder Program, Inc. (the "Program") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company consisting of four separate portfolios: Fundamental Value Portfolio, Global Opportunity Portfolio, Quality Bond Portfolio and US Government Securities Portfolio (the "Portfolios"). The Program's Portfolios offer four classes of shares under the Merrill Lynch Select
Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Program.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Board of Directors of the Program.


NOTES TO FINANCIAL STATEMENTS (continued)


(b) Derivative financial instruments--Each Portfolio may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt or currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Portfolios may purchase or sell futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolios deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Portfolios are authorized to purchase and write call and put options. When the Portfolios write an option, an amount equal to the premium received by the Portfolios is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolios enter into a closing transaction), the Portfolios realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--Fundamental Value and Global Opportunity Portfolios are authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Portfolios' records. However, the effect on operations is recorded from the date the Portfolios enter into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--Fundamental Value and Global Opportunity Portfolios may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Portfolios, sold by the Portfolios but not yet delivered, or committed or anticipated to be purchased by the Portfolios.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a witholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Portfolios are informed of the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income of Quality Bond and US Government Securities Portfolios are declared daily and paid monthly. Dividends from net investment income of Fundamental Value and Global Opportunity Portfolios are recorded on the ex-dividend dates. Distributions of capital gains for all Portfolios are recorded on the ex-dividend dates. Distributions in excess of investment income and realized gains are due primarily to differing tax treatments for futures transactions and post-October losses.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. Accordingly, current year's permanent book/tax differences of $2,597 and $78,685 on the Fundamental Value Portfolio have been reclassified from accumulated net realized capital losses and paid-in capital in excess of par, respectively, to undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Program has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Program has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Program's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Program. For such services, each Portfolio pays a monthly fee based on the average daily value of that Portfolio's net assets at the following annual rates; 0.65% for Fundamental Value Portfolio, 0.50% for Quality Bond and US Government Securities Portfolios and 0.75% for Global Opportunity Portfolio.

The Investment Advisory Agreement obligates MLAM to reimburse the Program to the extent the Program's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Program's first $30 million of average daily net assets, 2.0% of the Program's next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. No fee payment will be made to MLAM during any fiscal year which will cause such expenses to exceed the pro rata expense limitation at the time of such payment.

For the period February 1, 1995 to January 31, 1996, MLAM had voluntarily waived management fees and reimbursed each Portfolio for additional expenses as follows:

                                                           US
                Fundamental     Global     Quality     Government
                   Value     Opportunity     Bond      Securities
                 Portfolio    Portfolio   Portfolio    Portfolio

Management fee    $23,907           --     $23,114     $ 37,948
Additional
expenses               --      $33,240     $96,347     $156,230


Pursuant to the distribution plans (the "Distribution Plans") adopted by the Program in accordance with Rule 12b-1 under the Investment Company Act of 1940, each Portfolio pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                       Account Maintenance Fees
                                    Class B    Class C  Class D

Fundamental Value Portfolio           0.25%      0.25%     0.25%
Global Opportunity Portfolio          0.25%      0.25%     0.25%
Quality Bond Portfolio                0.25%      0.25%     0.25%
US Government Securities Portfolio    0.25%      0.25%     0.25%


                                            Distribution Fees
                                          Class B        Class C

Fundamental Value Portfolio                 0.75%          0.75%
Global Opportunity Portfolio                0.75%          0.75%
Quality Bond Portfolio                      0.50%          0.55%
US Government Securities Portfolio          0.50%          0.55%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Program. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account main-tenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the period February 1, 1995 to January 31, 1996, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of each Portfolio's Class A and Class D Shares as follows:


                                    MLFD                   MLPF&S
                              Class A    Class D    Class A     Class D

Fundamental Value Portfolio     $ 5      $2,345       $ 91      $44,760
Global Opportunity Portfolio    $11      $  959       $199      $18,584
Quality Bond Portfolio           --      $  192         --      $ 2,637
US Government Securities
Portfolio                       $ 3      $  203       $ 46      $ 2,871


NOTE TO FINANCIAL STATEMENTS (continued)


For the period February 1, 1995 to January 31, 1996, MLPF&S received contingent deferred sales charges relating to transactions in Class B and Class C Shares as follows:


                                Class B Shares    Class C Shares

Fundamental Value Portfolio           $11,993         $2,371
Global Opportunity Portfolio          $12,061         $1,357
Quality Bond Portfolio                $ 1,288         $  224
US Government Securities Portfolio    $ 2,636         $  255


In addition, MLPF&S received $2,890 and $10,690 in commissions on the execution of portfolio security transactions for the Fundamental Value and Global Opportunity Portfolios, respectively, for the period February 1, 1995 to January 31, 1996.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Program's transfer agent.

During the period February 1, 1995 to January 31, 1996, the Global Opportunity, Quality Bond and US Government Securities Portfolio paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $1,194, $349 and $126, respectively, for security price quotations to compute the net asset value of the Portfolios.

Accounting services are provided to each Portfolio by MLAM at cost.

Certain officers and/or directors of the Program are officers and/or directors of MLAM, PSI, MLPF&S, MLFD, MLFDS, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period February 1, 1995 to January 31, 1996 were as follows:


                                                          US
          Fundamental      Global        Quality      Government
             Value      Opportunity        Bond       Securities
           Portfolio     Portfolio      Portfolio     Portfolio

Purchases  $33,906,783  $26,605,160     $7,476,885  $16,657,523

Sales      $ 8,113,989  $12,325,939     $2,275,679  $ 7,219,021


Net realized and unrealized gains (losses) as of January 31, 1996 were as follows:


                                     Realized     Unrealized
Fundamental Value Portfolio           Gains         Gains

Long-term investments             $   563,700     $2,367,930
Short-term investments                     70             --
                                  -----------     ----------
Total                             $   563,770     $2,367,930
                                  ===========     ==========


                                     Realized    Unrealized
                                      Gains         Gains
Global Opportunity Portfolio         (Losses)      (Losses)

Long-term investments             $  (281,678)    $1,687,914
Short-term investments                    171           (179)
Foreign currency transactions         (17,603)          (852)
Forward foreign exchange contracts    166,647         19,398
                                  -----------     ----------
Total                             $  (132,463)    $1,706,281
                                  ===========     ==========


                                     Realized
                                      Gains       Unrealized
Quality Bond Portfolio               (Losses)       Gains

Long-term investments             $    31,562     $  136,749
Short-term investments                    (55)            --
                                  -----------     ----------
Total                             $    31,507     $  136,749
                                  ===========     ==========


                                     Realized
                                      Gains       Unrealized
US Government Securities Portfolio   (Losses)       Gains

Long-term investments             $   297,536     $  205,839
Short-term investments                   (488)            --
                                  -----------     ----------
Total                             $   297,048     $  205,839
                                  ===========     ==========


As of January 31, 1996, net unrealized appreciation for Federal income tax purposes was as follows:


                                                           US
               Fundamental     Global       Quality    Government
                  Value      Opportunity      Bond     Securities
                Portfolio     Portfolio    Portfolio   Portfolio

Gross
unrealized
appreciation    $3,588,293   $1,765,219     $134,760   $205,839

Gross
unrealized
depreciation    (1,220,363)     (79,447)      (1,221)        --
                ----------   ----------     --------   --------
Net
unrealized
appreciation    $2,367,930   $1,685,772     $133,539   $205,839
                ==========   ==========     ========   ========


The aggregate cost of investments at January 31, 1996 for Federal income tax purposes was $29,079,387 for the Fundamental Value Portfolio, $23,605,753 for the Global Opportunity Portfolio, $6,382,748 for the Quality Bond Portfolio, and $10,308,220 for the US Government Securities Portfolio.

4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions for the period February 1, 1995 to January 31, 1996, was $29,522,316 for the Fundamental Value Portfolio, $24,009,781 for the Global Opportunity Portfolio, $6,395,317 for the Quality Bond Portfolio, and $9,474,440 for the US Government Securities Portfolio.

Transactions in capital shares for each class were as follows:


Fundamental Value Portfolio

Class A Shares for the Period
February 1, 1995++ to                               Dollar
January 31, 1996                      Shares        Amount

Shares sold                           211,092    $ 2,121,694
Shares issued to shareholders in
reinvestment of distributions             226          2,614
                                  -----------    -----------
Total issued                          211,318      2,124,308
Shares redeemed                      (201,602)    (2,349,514)
                                  -----------    -----------
Net increase (decrease)                 9,716    $  (225,206)
                                  ===========    ===========

[FN]
++Prior to February 1, 1995 (commencement of operations), the
  Portfolio issued 625 shares to MLAM for $6,250.



Fundamental Value Portfolio

Class B Shares for the Period
February 1, 1995++ to                               Dollar
January 31, 1996                      Shares        Amount

Shares sold                         1,898,235    $20,687,636
Shares issued to shareholders in
reinvestment of distributions          46,363        530,851
                                  -----------    -----------
Total issued                        1,944,598     21,218,487
Shares redeemed                      (128,079)    (1,426,547)
                                  -----------    -----------
Net increase                        1,816,519    $19,791,940
                                  ===========    ===========

[FN]
++Prior to February 1, 1995 (commencement of operations), the
  Portfolio issued 625 shares to MLAM for $6,250.

Fundamental Value Portfolio

Class C Shares for the Period
February 1, 1995++ to                               Dollar
January 31, 1996                      Shares        Amount

Shares sold                           722,871    $ 7,998,489
Shares issued to shareholders in
reinvestment of distributions          17,800        203,810
                                  -----------    -----------
Total issued                          740,671      8,202,299
Shares redeemed                       (49,444)      (560,243)
                                  -----------    -----------
Net increase                          691,227    $ 7,642,056
                                  ===========    ===========

[FN]
++Prior to February 1, 1995 (commencement of operations), the
  Portfolio issued 625 shares to MLAM for $6,250.


Fundamental Value Portfolio

Class D Shares for the Period
February 1, 1995++ to                               Dollar
January 31, 1996                      Shares        Amount

Shares sold                           217,786    $ 2,387,449
Shares issued to shareholders in
reinvestment of distributions           5,449         62,881
                                  -----------    -----------
Total issued                          223,235      2,450,330
Shares redeemed                       (11,765)      (136,804)
                                  -----------    -----------
Net increase                          211,470    $ 2,313,526
                                  ===========    ===========

[FN]
++Prior to February 1, 1995 (commencement of operations), the
  Portfolio issued 625 shares to MLAM for $6,250.


Global Opportunity Portfolio

Class A Shares for the Period
February 1, 1995++ to                               Dollar
January 31, 1996                      Shares        Amount

Shares sold                           835,209    $ 8,372,011
Shares issued to shareholders
in reinvestment of dividends
and distributions                      12,609        133,409
                                  -----------    -----------
Total issued                          847,818      8,505,420
Shares redeemed                      (568,796)    (6,107,760)
                                  -----------    -----------
Net increase                          279,022    $ 2,397,660
                                  ===========    ===========

[FN]
++Prior to February 1, 1995 (commencement of operations), the
  Portfolio issued 625 shares to MLAM for $6,250.


Global Opportunity Portfolio

Class B Shares for the Period
February 1, 1995++ to                               Dollar
January 31, 1996                      Shares        Amount

Shares sold                         1,579,063    $16,389,513
Shares issued to shareholders
in reinvestment of dividends
 and distributions                     27,153        286,188
                                  -----------    -----------
Total issued                        1,606,216     16,675,701
Automatic conversion of shares        (12,547)      (136,198)
Shares redeemed                       (96,530)    (1,007,511)
                                  -----------    -----------
Net increase                        1,497,139    $15,531,992
                                  ===========    ===========

[FN]
++Prior to February 1, 1995 (commencement of operations), the
  Portfolio issued 625 shares to MLAM for $6,250.


NOTES TO FINANCIAL STATEMENTS (concluded)


Global Opportunity Portfolio

Class C Shares for the Period
February 1, 1995++ to                               Dollar
January 31, 1996                      Shares        Amount

Shares sold                           460,425    $ 4,809,137
Shares issued to shareholders
in reinvestment of dividends
and distributions                       7,790         82,108
                                  -----------    -----------
Total issued                          468,215      4,891,245
Shares redeemed                       (25,280)      (268,389)
                                  -----------    -----------
Net increase                          442,935    $ 4,622,856
                                  ===========    ===========

[FN]
++Prior to February 1, 1995 (commencement of operations), the
  Portfolio issued 625 shares to MLAM for $6,250.



Global Opportunity Portfolio

Class D Shares for the Period
February 1, 1995++ to                               Dollar
January 31, 1996                      Shares        Amount

Shares sold                           129,359    $ 1,346,418
Automatic conversion of shares sold    12,498        136,198
Shares issued to shareholders
in reinvestment of dividends
 and distributions.                     3,015         31,872
                                  -----------    -----------
Total issued                          144,872      1,514,488
Shares redeemed                        (5,436)       (57,215)
                                  -----------    -----------
Net increase                          139,436    $ 1,457,273
                                  ===========    ===========

[FN]
++Prior to February 1, 1995 (commencement of operations), the
  Portfolio issued 625 shares to MLAM for $6,250.


Quality Bond Portfolio

Class A Shares for the Period
February 1, 1995++ to                               Dollar
January 31, 1996                      Shares        Amount

Shares sold                           200,766    $ 2,007,639
Shares issued to shareholders in
reinvestment of dividends              12,321        123,667
                                  -----------    -----------
Total issued                          213,087      2,131,306
Shares redeemed.                          (14)          (145)
                                  -----------    -----------
Net increase                          213,073    $ 2,131,161
                                  ===========    ===========

[FN]
++Prior to February 1, 1995 (commencement of operations), the
  Portfolio issued 625 shares to MLAM for $6,250.

Quality Bond Portfolio

Class B Shares for the Period
February 1, 1995++ to                               Dollar
January 31, 1996                      Shares        Amount

Shares sold                           310,972    $ 3,112,230
Shares issued to shareholders in
reinvestment of dividends               8,720         87,735
                                  -----------    -----------
Total issued.                         319,692      3,199,965
Shares redeemed                       (23,377)      (234,918)
                                  -----------    -----------
Net increase                          296,315    $ 2,965,047
                                  ===========    ===========

[FN]
++Prior to February 1, 1995 (commencement of operations), the
  Portfolio issued 625 shares to MLAM for $6,250.



Quality Bond Portfolio

Class C Shares for the Period
February 1, 1995++ to                               Dollar
January 31, 1996                      Shares        Amount

Shares sold                           119,801    $ 1,200,962
Shares issued to shareholders in
reinvestment of dividends               2,715         27,344
                                  -----------    -----------
Total issued                          122,516      1,228,306
Shares redeemed                       (13,729)      (138,226)
                                  -----------    -----------
Net increase                          108,787    $ 1,090,080
                                  ===========    ===========

[FN]
++Prior to February 1, 1995 (commencement of operations), the
  Portfolio issued 625 shares to MLAM for $6,250.



Quality Bond Portfolio

Class D Shares for the Period
February 1, 1995++ to                               Dollar
January 31, 1996                      Shares        Amount

Shares sold.                           22,296    $   223,184
Shares issued to shareholders in
reinvestment of dividends                 764          7,677
                                  -----------    -----------
Total issued                           23,060        230,861
Shares redeemed                        (2,180)       (21,832)
                                  -----------    -----------
Net increase                           20,880    $   209,029
                                  ===========    ===========


[FN]
++Prior to February 1, 1995 (commencement of operations), the
  Portfolio issued 625 shares to MLAM for $6,250.



US Government Securities Portfolio

Class A Shares for the Period
February 1, 1995++ to                               Dollar
January 31, 1996                      Shares        Amount

Shares sold                           512,777    $ 5,133,291
Shares issued to shareholders
in reinvestment of dividends
 and distributions                     46,368        481,964
                                  -----------    -----------
Total issued                          559,145      5,615,255
Shares redeemed                       (38,281)      (400,291)
                                  -----------    -----------
Net increase                          520,864    $ 5,214,964
                                  ===========    ===========

[FN]
++Prior to February 1, 1995 (commencement of operations), the
  Portfolio issued 625 shares to MLAM for $6,250.



US Government Securities Portfolio

Class B Shares for the Period
February 1, 1995++ to                               Dollar
January 31, 1996                      Shares        Amount

Shares sold                           316,580    $ 3,300,722
Shares issued to shareholders
in reinvestment of dividends
 and distributions                      8,754         79,114
                                  -----------    -----------
Total issued                          325,334      3,379,836
Shares redeemed                       (35,474)      (369,739)
                                  -----------    -----------
Net increase                          289,860    $ 3,010,097
                                  ===========    ===========

[FN]
++Prior to February 1, 1995 (commencement of operations), the
  Portfolio issued 625 shares to MLAM for $6,250.



US Government Securities Portfolio

Class C Shares for the Period
February 1, 1995++ to                               Dollar
January 31, 1996                      Shares        Amount

Shares sold                           106,091    $ 1,106,574
Shares issued to shareholders
in reinvestment of dividends
and distributions                       2,930         26,407
                                  -----------    -----------
Total issued                          109,021      1,132,981
Shares redeemed                        (5,619)       (57,961)
                                  -----------    -----------
Net increase                          103,402    $ 1,075,020
                                  ===========    ===========

[FN]
++Prior to February 1, 1995 (commencement of operations), the
  Portfolio issued 625 shares to MLAM for $6,250.



US Government Securities Portfolio

Class D Shares for the Period
February 1, 1995++ to                               Dollar
January 31, 1996                      Shares        Amount

Shares sold.                           23,396    $   243,530
Shares issued to shareholders
in reinvestment of dividends
and distributions                         517          4,969
                                  -----------    -----------
Total issued.                          23,913        248,499
Shares redeemed                        (7,179)       (74,140)
                                  -----------    -----------
Net increase                           16,734    $   174,359
                                  ===========    ===========

[FN]
++Prior to February 1, 1995 (commencement of operations), the
  Portfolio issued 625 shares to MLAM for $6,250.


5. Commitments:
At January 31, 1996, the Global Opportunity Portfolio had foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase a foreign currency with an approximate value of $152,000.

6. Subsequent Event:
On February 2, 1996, the Growth Opportunity Portfolio commenced operations as an additional portfolio of the Program.





<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Asset Builder Program, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Fundamental Value, Global Opportunity, Quality Bond and US Government Securities Portfolios of the Merrill Lynch Asset Builder Program, Inc. as of January 31, 1996, the related statements of operations and changes in net assets and the financial highlights for the year ended January 31, 1996. These financial statements and the financial highlights are the responsibility of the Program's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at January 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Asset Builder Program, Inc. as of January 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the year ended January 31, 1996, in conformity with generally accepted accounting principles.


Deloitte & Touche, LLP
Princeton, New Jersey
March 14, 1996
</AUDIT-REPORT>




EQUITY PORTFOLIO CHANGES (unaudited)


FUNDAMENTAL
VALUE PORTFOLIO

For the Quarter Ended January 31, 1996

Additions

 American Exploration Co.
*Canadian National Railway Co.
 Century Communications Corp.
 FelCor Suite Hotels, Inc.
 International Business
   Machines Corp.
 Lone Star Technologies, Inc.
 National Semiconductor Corp.
 NationsBank Corp.
 Norwest Corp.


Deletions

 Bay View Capital Corp.
*Canadian National Railway Co.
 Kmart Corp.
 The Limited, Inc.
 SPX Corp.
 Simon Property Group, Inc.
 Unisys Corp.

GLOBAL
OPPORTUNITY PORTFOLIO

For the Quarter Ended January 31, 1996


Additions

 Aetna Life & Casualty Company
 Allstate Corp.
*Aluminum Co. of America
 Bank of New York Company, Inc. (The)
 Boeing Company (The)
 Citicorp
 Compagnie Generale des Establissements
   Michelin S.A. (Class B)
 Corning Inc.
 Enron Corp.
 Foster Wheeler Corporation
 General Motors Corp.
 HSBC Holdings Ltd.
 Mitsui-Soko
 National Re Corp.
 Nomura Securities Co., Ltd.
 Panamerican Beverages Inc. (ADR)
 Pennzoil Company
 Philips Electronics N.V.
 San Miguel Corp. (Class B)
 Sandoz AG (ADR)
 Sears, Roebuck & Co.
 Singer Co. N.V.
 Telecomunicacoes Brasileiras S.A.--
   Telebras PN (ADR)
 Texas Instruments Inc.


Deletions

 Alcatel Alsthom Cie Generale d'Electricite
   S.A.
*Aluminum Co. of America
 Asahi Glass Co., Ltd.
 Banco Comercial Portugues (B.C.P.) (ADR)
 Banco O' Higgins S.A. (ADR)
 British Gas PLC (ADR)
 British Telecommunications PLC (ADR)
 California Energy Company, Inc.
 Cementos Mexicanos, S.A. de C.V. (Cemex)

 China Light & Power Co., Ltd
 Compagnie de Saint-Gobain
 Comsat Corporation
 Empresas ICA Sociedad Controladora,
   S.A. de C.V. (ADR)
 GTE Corporation
 Gannett Co., Inc.
 General Signal Corporation
 Grand Metropolitan PLC (ADR)
 Holderbank Financiere Glarus AG (Bearer)
 Hong Leong Industries BHD
 Imperial Oil Ltd.
 Ingersoll--Rand Company
 Italcementi S.p.A.
 Ito-Yokado Co., Ltd
 Kandenko Co., Ltd.
 Keystone International, Inc.
 Komatsu Ltd.
 Kvaerner A.S. (Class B)
 Kyocera Corporation
 Lucas Industries PLC (Ordinary)
 MDX Company Ltd.
 Makita Electric Work Ltd.
 Nalco Chemical Company
 National Australia Bank Limited
 Neptune Orient Lines Ltd.
 Nippon Fire & Marine Insurance Co., Ltd.
 Nippon Oil Co., Ltd.
 Pacific Dunlop Ltd.
 Phillips Petroleum Company
 Pitney Bowes, Inc.
 SKF AB 'B' Free
 Schneider S.A.
 Sekisui Chemical Co., Ltd.
 Shanghai Petrochemical Co., Ltd. (ADR)
 Sharp Corp.
 Stewart & Stevenson Services, Inc.
 Sulzer Gebrueder AG
 Sun Hung Kai Properties, Ltd.
 Swire Pacific Ltd. (Class A)
 TOTAL S.A. (ADR)
 Telefonos de Mexico, S.A. de C.V. (ADR)
 Thyssen AG
 Tokyo Style Co., Ltd.
 Toto Ltd.
 UMW Holdings BHD
 Westcoast Energy Inc.
 Yamazaki Baking Co., Ltd.
[FN]
*Added and deleted in the same quarter.